UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

 Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.       )

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Saker Aviation Services, Inc.
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SAKER AVIATION SERVICES, INC.

Downtown Manhattan Heliport

20 South Street

Pier 6 East River

New York, New York 10004

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO BE HELD DECEMBER 5, 2019

To the Stockholders of

Saker Aviation Services, Inc.:

The Annual Meeting of Stockholders of Saker Aviation Services Inc. (the “Company”) will be held at its operating facility, located at 2117 S. Air Service Road, Garden City Regional Airport, Garden City, KS 67846, on Thursday, December 5, 2019, at 10:00 a.m., Eastern Standard Time, for the following purposes:

1.           To elect five directors to serve until the next annual meeting of stockholders and until their successors are duly elected and qualified;

2.           To ratify the selection of Kronick Kalada Berdy & Co. as the Company’s independent registered public accounting firm for the year ending December 31, 2019;

3.           To approve the Company’s 2019 Stock Incentive Plan;

4.           To approve, on an advisory basis, the compensation of our named executive officers; and

5.           To transact such other business as may properly be brought before the annual meeting or any adjournment thereof.

The Company’s Board of Directors has fixed the close of business on October 18, 2019 as the record date for the determination of stockholders entitled to notice of, and to vote at, the annual meeting and any adjournment thereof. Only stockholders of record at the close of business on Friday, October 18, 2019, are entitled to notice of, and to vote at, the annual meeting or any adjournment thereof. To vote at the annual meeting, a stockholder of record, or his, her or its proxy, must be physically present at the annual meeting. If your shares of record are held by a broker, bank or other nominee and you wish to vote at the annual meeting, you must bring to the annual meeting a letter from the broker, bank or other nominee confirming both (1) your beneficial ownership of the shares, and (2) that the broker, bank or other nominee is not voting the shares at the annual meeting.

If you own your shares through a broker, we encourage you to follow the instructions provided by your broker regarding how to vote. Your broker may not vote your shares for director nominees, on the approval of the Company’s 2019 Stock Incentive Plan, or on the advisory vote on executive compensation unless you provide your broker with your voting instructions.

By Order of the Board of Directors

Ronald J. Ricciardi
President & CEO

October 25, 2019

WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE ANNUAL MEETING, PLEASE DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE. THE PROXY MAY BE REVOKED IN WRITING PRIOR TO THE MEETING OR, IF YOU ATTEND THE MEETING, YOU MAY REVOKE THE PROXY AND VOTE YOUR SHARES IN PERSON.

SAKER AVIATION SERVICES, INC.

PROXY STATEMENT

2019 ANNUAL MEETING OF STOCKHOLDERS

The enclosed proxy is solicited on behalf of the Board of Directors of Saker Aviation Services, Inc., a Nevada corporation, for use at the annual meeting of stockholders to be held on Thursday, December 5, 2019, at 10:00 Eastern Standard Time, or at any adjournment or postponement thereof, for the purposes set forth in this proxy statement and in the accompanying Notice of Annual Meeting of Stockholders.

Location of Annual Meeting

The annual meeting will be held at our operating facility located at 2117 S. Air Service Road, Garden City Regional Airport, Garden City, KS 67846.

Mailing Date

This proxy statement, accompanying form of proxy, notice of annual meeting, and 2019 annual report to stockholders are first being mailed by us on or about October 25, 2019 to all stockholders entitled to vote at the annual meeting.

Record Date and Outstanding Shares

Stockholders of record at the close of business on October 18, 2019, the record date for the annual meeting, are entitled to notice of and to vote at the annual meeting. We have one class of shares outstanding, designated as common stock, $0.03 par value per share. As of the record date, 1,013,033 shares of our common stock were issued and outstanding.

Solicitation of Proxies

We are making this solicitation of proxies, and we will bear all related costs. We may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to beneficial owners. Proxies may also be solicited on our behalf, in person or by telephone or facsimile, by our directors, officers and employees, none of whom will receive additional compensation for doing so.

Revocability of Proxies

You may revoke any proxy given pursuant to this solicitation, at any time before it is voted, by either:

     delivering a written notice of revocation or a duly executed proxy bearing a later date; or

     attending the annual meeting and voting in person.

If you beneficially own your shares, you may submit a new, later-dated voting instruction form to your broker or contact your broker about how to revoke your proxy.

Quorum

A quorum is required for stockholders to conduct business at the annual meeting. Our bylaws provide that a quorum will exist at the annual meeting if the holders of a majority of the shares of our common stock entitled to vote are present, in person or by proxy, at the annual meeting.

Voting

Each stockholder is entitled to one vote for each share held as of the record date. A stockholder may vote at the annual meeting by attending the meeting and voting in person or by submitting a proxy. When proxies are properly dated, executed and returned, the shares represented by such proxies will be voted at the annual meeting in accordance with the instructions on such proxies.

If no specific instructions are given, all shares represented by proxies will be voted:

●	FOR the election of each of the five nominees for directors named in this proxy statement; and

●	FOR the ratification of the selection of Kronick Kalada Berdy & Co. as our independent registered public accounting firm for the year ending December 31, 2019; and

●	FOR approval of the Company’s 2019 Stock Incentive Plan; and

●	FOR approval, on an advisory basis, of the compensation of our named executive officers.

The shares may also be voted by the named proxies on such other business that may properly come before the annual meeting or any adjournment of postponement of the annual meeting.

Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the annual meeting, you must bring to the annual meeting a letter from the broker, bank or other nominee confirming both (1) your beneficial ownership of the shares and (2) that the broker, bank or other nominee is not voting the shares at the annual meeting.

Vote Required

The table below shows the vote required to approve the proposal described in this proxy statement, assuming the presence of a quorum at the annual meeting.

Proposal		Vote Required

1.	Election of five directors	Plurality of votes duly cast at the annual meeting

2.	Ratification of auditor	Affirmative vote of the majority of the shares represented at the meeting and entitled to vote

3.	Approval of the 2019 Stock Incentive Plan	Affirmative vote of the majority of the shares represented at the meeting and entitled to vote

4.	Approval, on an advisory basis, of the compensation of our named executive officers	Affirmative vote of the majority of the shares represented at the meeting and entitled to vote

Abstentions

Shares that abstain from voting on one or more proposals to be acted on at the annual meeting are considered to be present for the purpose of determining whether a quorum exists and are entitled to vote on all proposals properly brought before the annual meeting.

Abstentions will have the same effect as a vote against the ratification of the auditor, approval of the 2019 Stock Incentive Plan, and the approval, on an advisory basis, of the compensation of our named executive officers, and will have no effect on the election of directors.

Broker Non-Votes

Under the rules governing brokers who have record ownership of shares that they hold in “street name” for their clients who are the beneficial owners of such shares, brokers have the discretion to vote such shares on routine matters, such as the ratification of the selection of an independent registered public accounting firm, but not on non-routine matters, such as the election of directors. A “broker non-vote” occurs when shares held by a broker are not voted on a non-routine proposal because the broker has not received voting instructions from the beneficial owner and the broker lacks discretionary authority to vote the shares in the absence of such instructions.

If you own your shares through a broker, we encourage you to follow the instructions provided by your broker regarding how to vote. Your broker may not vote your shares for director nominees, on the approval of the 2019 Stock Incentive Plan, or on the advisory vote on executive compensation unless you provide your broker with your voting instructions.

Shares subject to broker non-votes are counted for the purpose of determining the presence of a quorum but are not counted for the purpose of determining the number of shares voting on non-routine proposals. Accordingly, broker non-votes will have no effect on the election of directors, approval of the 2019 Stock Incentive Plan, or the advisory vote on executive compensation. There will be no broker non-votes on the proposal to ratify the auditor.

Annual Report to Stockholders and Annual Report on Form 10-K

We have enclosed our 2018 annual report to stockholders with this proxy statement. Our annual report on Form 10-K for the fiscal year ended December 31, 2018, as filed with the Securities and Exchange Commission, is included in the 2018 annual report. The 2018 annual report includes our audited consolidated financial statements, along with other information about us, which we encourage you to read.

You can obtain, free of charge, an additional copy of our annual report on Form 10-K for the fiscal year ended December 31, 2018 by:

•	writing to us at our principal executive offices at Downtown Manhattan Heliport, 20 South Street, Pier 6 East River, New York, New York 10004, Attention: Corporate Secretary;

•	telephoning us at (212) 776-4046; or

•	visiting our website at www.sakeraviation.com where you can access our reports under the heading “Investor Relations.”

You can also obtain a copy of our annual report on Form 10-K for the fiscal year ended December 31, 2018 and all other reports and information that we file with, or furnish to, the Securities and Exchange Commission from the Securities and Exchange Commission’s EDGAR database at www.sec.gov.

Any information contained on our website is not a part of this proxy statement.

Householding

We are permitted to send a single set of proxy materials to stockholders who share an address, unless you have instructed us otherwise. This “householding” process reduces the volume of duplicate information you receive and reduces our printing and mailing expenses. If you share an address with another stockholder and have received only one set of proxy materials, but you would prefer to receive a separate set of proxy materials, you may request a separate copy of these materials at no cost to you by writing to or calling the Corporate Secretary of the Company at the address and phone number listed above. Alternatively, if you are currently receiving multiple copies of the proxy materials at the same address and wish to receive a single copy in the future, you may contact us by calling or writing to us at the telephone number or address given above.

If you are a beneficial owner and wish to receive a separate copy of the proxy materials, now or in the future, you may contact us at the address or telephone number above and we will promptly deliver a separate copy. Beneficial owners sharing an address who currently receive one copy and would prefer to receive separate copies, or who currently receive multiple copies and would prefer to receive a single copy, should contact their bank, broker or other holder of record to request their preferred delivery in the future.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

FOR THE STOCKHOLDER MEETING TO BE HELD ON DECEMBER 5, 2019

As required by the rules adopted by the Securities and Exchange Commission, we are making this proxy statement and our annual report to stockholders available on the Internet.

The proxy statement and annual report to security holders are available at http://sakeraviation.com/investor-relations/.

For directions on how to attend the annual meeting and vote in person, please review the “Voting” section on page 2 of this proxy statement.

PROPOSAL ONE

ELECTION OF DIRECTORS

Nominees Proposed for Election as Directors

Our articles of incorporation and bylaws provide for a Board of Directors consisting of no less than one and no more than eleven directors. The number of directors is currently fixed at five. If elected, the five directors will hold office for a one-year term expiring on the date of the next annual meeting of stockholders and until his or her successor is duly elected and qualified.

Based on the recommendation of the Nominating Committee, we have nominated William B. Wachtel, Ronald J. Ricciardi, Marc Chodock, Samuel D. Goldstein and Roy P. Moskowitz, all of whom currently serve on the Board of Directors.

We recommend the election of the five nominees named in this proxy statement, and unless authority to vote for one or more of the nominees is specifically withheld according to the instructions on your proxy card, proxies in the enclosed form will be voted FOR the election of Messrs. Wachtel, Ricciardi, Chodock, Goldstein, and Moskowitz.

Proxies received in response to this solicitation, unless specified otherwise, will be voted in favor of the five nominees named below, all of whom are currently serving as directors. We do not contemplate that any of the nominees will be unable to serve as a director, but if a nominee should not be available for election as contemplated, the proxy holders will vote for such lesser number of directors as are available to serve or will vote for a substitute appointed by the Board of Directors. In no event will proxies be voted for more than five nominees.

The following table sets forth certain information, as of the record date, concerning the nominees for election as directors. The information as to age has been furnished to us by each director nominee. For information as to the shares of our common stock beneficially owned by each nominee, please review the table under the caption “Security Ownership of Certain Beneficial Holders and Management” in this proxy statement.

Name of Nominee	Age	Director Since	Position / Offices
William B. Wachtel	65	2005	Chairman of the Board of Directors
Ronald J. Ricciardi	58	2004	Director, President & CEO
Marc Chodock	41	2015	Director
Samuel D. Goldstein	41	2018	Director
Roy P. Moskowitz	65	2015	Director

Business History of Director Nominees:

William B. Wachtel – Chairman of the Board

Mr. Wachtel was elected as a director and our Chairman of the Board on March 31, 2005. Mr. Wachtel served as our Chairman until April 8, 2009, when he resigned from such capacity but remained a member of the Board. On October 27, 2011, Mr. Wachtel was re-elected as our Chairman of the Board. If elected, Mr. Wachtel shall serve as Chairman of the Board of Directors effective upon the 2019 Annual Meeting of Stockholders.

Mr. Wachtel has been a managing partner of Wachtel Missry LLP (previously Wachtel & Missry, LLP), and before that, its predecessor law firm Gold & Wachtel, LLP, since its founding in August 1984. Such firm has provided certain legal services to the Company in the past. He is a co-founder of the Drum Major Institute, an organization carrying forth the legacy of the late Reverend Martin Luther King, Jr.

Mr. Wachtel has been nominated for re-election to our Board of Directors because of his extensive experience advising companies regarding legal issues, which provides him with a depth and breadth of experience that enhances our ability to navigate legal and strategic issues, and because of his extensive experience working with us.

Ronald J. Ricciardi – Director, President & CEO

Mr. Ricciardi was designated as Chief Executive Officer on November 29, 2018 and was re-appointed as our President on the same date. Mr. Ricciardi was first elected President in August 2004 and served in that capacity until December 2006. He was appointed to serve as President again in March 2009 and continues to serve in that capacity. Mr. Ricciardi was a director of Saker’s predecessor entity since its inception in 2003 and continues to serve in that capacity for the current entity. From December 2006 until October 2010, Mr. Ricciardi served as Vice Chairman of the Board. Mr. Ricciardi served as Chairman of the Board from April 2009 until October 2011.

Mr. Ricciardi is a senior executive with extensive general management experience in entrepreneurial and large companies. Before joining Arizona FBO Air and from 2000 - 2003, Mr. Ricciardi was President and CEO of P&A Capital Partners, Inc., an entertainment finance company established to fund the distribution of independent films. From 1999 – 2000, Mr. Ricciardi was also co-founder, Chairman and CEO of eTurn, Inc., a high technology service provider, for which he developed a consolidation strategy, negotiated potential merger and acquisition candidates, prepared private placement materials and executed numerous private, institutional and venture capital presentations. After a management career at Pepsi-Cola Company and the Perrier Group of America, Mr. Ricciardi was President and CEO of Clearidge, Inc., a leading regional consumer products company, where he provided strategic and organizational development, and led a consolidation effort that included 14 transactions, which more than tripled the revenue of Clearidge, Inc. over four years.

Mr. Ricciardi’s participation is important to our Board of Directors because of his almost 16 years of experience working with us in a variety of roles, including his service on our Board of Directors, combined with his knowledge of the aviation industry and his extensive management experience, all of which demonstrate his strong commitment to us and make him a valued member of our Board of Directors.

Marc Chodock - Director

Mr. Chodock was appointed as a director on June 25, 2015. Mr. Chodock has been acting as a private investor since February 2013. Previously, he was a consultant in the New York office of McKinsey & Company and a Principal at MatlinPatterson Global Advisors, where he served on the board of directors of four companies. He holds a Bachelor of Science in Economics from the University of Pennsylvania’s Wharton School of Business and a Bachelor of Applied Science in Biomedical Science from the School of Engineering and Applied Science of the University of Pennsylvania.

Mr. Chodock has been nominated for re-election to our Board of Directors because of his extensive experience in advising companies by serving on boards as well as his knowledge in depth and breadth of the aviation industry.

Samuel D. Goldstein – Director

Mr. Goldstein was appointed as a director on September 21, 2018. Mr. Goldstein is the Director, Land Use/Public Policy for Marino PR, a full service strategic communications firm located in New York City. Mr. Goldstein has also served since 2014, and continues to serve, as Deputy Director of the Helicopter Tourism and Jobs Council (“HTJC”). During this time, HTJC successfully negotiated a settlement with the City of New York enabling the helicopter air tour industry to continue operations. Concurrently, Mr. Goldstein also served Kivvit Public Affairs from 2017 to 2018 and served previously as the director of government relations for Selfhelp Community Services, one of New York’s largest senior housing and social service organizations, from 2008 to 2013.

Mr. Goldstein has been nominated for re-election to our Board of Directors because his exposure and outreach skills developed in part as Deputy Director of HTJC, and corresponding knowledge of the local helicopter marketplace, enable Mr. Goldstein to advise the Company on potential courses of action.

Roy P. Moskowitz - Director

Mr. Moskowitz was appointed as a director on June 25, 2015. Mr. Moskowitz from September 2006 until May 2019, was the Chief Legal Officer of The New School. From 1988 to 2004, Mr. Moskowitz held senior positions of legal oversight for New York educational institutions, including the New York State Education Department, City University of New York, Community School District #2, and the Regional Superintendent of Region 9.

Mr. Moskowitz has been nominated for re-election to our Board of Directors because his extensive experience analyzing legal issues enables Mr. Moskowitz to advise the Company on potential courses of action, particularly when legal topics are involved.

The Board of Directors recommends that stockholders vote FOR the election of each of the five director nominees.

PROPOSAL TWO

RATIFICATION OF THE SELECTION OF

OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has selected Kronick Kalada Berdy & Co. (“KKB”) as our independent registered public accounting firm for the year ending December 31, 2019, subject to ratification by stockholders at the annual meeting. KKB has served as our independent registered public accountants since December 18, 2009.

We have been advised by KKB that a representative will be present at the annual meeting in person or by conference telephone and available to respond to appropriate questions. This representative will be given an opportunity to make a statement if he or she so desires.

Fees Paid to Independent Registered Public Accounting Firm

KKB served as our independent registered public accounting firm for our fiscal years ended December 31, 2018 and 2017.

Audit Fees. The aggregate fees billed for professional services rendered by the principal accountant were approximately $94,800 and $92,500 by Kronick Kalada Berdy & Co. for 2018 and 2017, respectively, for the audits of our annual financial statements for the fiscal years ended December 31, 2018 and 2017, and the reviews of the financial statements included in the Company’s Quarterly Reports on Form 10-Q for those fiscal years.

Audit-Related Fees. There were no fees billed for professional services categorized as Audit-Related Fees by the principal accountant for the fiscal years ended December 31, 2018 and 2017.

Tax Fees. For the years ended December 31, 2018 and 2017, the aggregate fees billed by a firm other than the principal accountant for services categorized as Tax Fees were $19,000 in both years.

All Other Fees. There were no fees billed for services categorized as All Other Fees by the principal accountant for the fiscal years ended December 31, 2018 and 2017.

Audit Committee Policies and Procedures

The Audit Committee must pre-approve all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for us by our independent registered public accountants, subject to the de minimus exceptions for non-audit services described in Section 10A(i)(1)(B) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), which nonetheless must be approved by our Audit Committee prior to the completion of the audit. Each year the Audit Committee approves the engagement of our independent registered public accountant to audit our financial statements, including the associated fee, before the filing of the previous year’s Annual Report on Form 10-K. At the beginning of the fiscal year, the Audit Committee will evaluate other known potential engagements of the independent registered public accountants, including the scope of work proposed to be performed and the proposed fees, and approve or reject each service, taking into account whether the services are permissible under applicable law and the possible impact of each non-audit service on the independent registered public accountant’s independence from management. At each such subsequent meeting, the registered public accountants and management may present subsequent services for approval. Typically, these would be services such as due diligence for an acquisition, that would not have been known at the beginning of the year.

Report of the Audit Committee

The Audit Committee is currently comprised of two members of the Board of Directors, both of which the Board of Directors has determined are independent under the independence standards of Nasdaq Stock Market and applicable Securities and Exchange Commission rules. The Audit Committee assists the Board of Directors in overseeing our accounting and financial reporting processes and financial statement audits. The specific duties and responsibilities of the Audit Committee are set forth in the Audit Committee charter, a copy of which is available on our website at http://sakeraviation.com/investor-relations/.

The Audit Committee has:

●	reviewed and discussed our audited consolidated financial statements for the fiscal year ended December 31, 2018 with our management and our independent registered public accounting firm;

●

discussed with KKB, our independent registered public accounting firm, the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the Securities and Exchange Commission; and

●

received and discussed the written disclosures and the letter from KKB required by applicable requirements of the Public Company Oversight Board regarding KKB’s communications with the audit committee concerning independence, and discussed with KKB its independence.

Based on these reviews and discussions with management and our independent registered public accounting firm, and the report of the independent registered public accounting firm, the Audit Committee recommended to the Board of Directors, and the Board of Directors approved, that the audited consolidated financial statements for the fiscal year ended December 31, 2018 be included in our annual report on Form 10-K for the fiscal year ended December 31, 2018 for filing with the Securities and Exchange Commission.

The Audit Committee selects our independent registered public accounting firm annually and has submitted the selection of KKB for ratification by stockholders at our annual meeting.

Respectfully submitted, /s/ Marc Chodock, Chairman /s/ Roy P. Moskowitz /s/ Samuel D. Goldstein Audit Committee

The material in this report is not deemed to be “soliciting material,” or to be “filed” with the Securities and Exchange Commission and is not to be incorporated by reference in any of our filings under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filings.

The Board of Directors recommends that stockholders vote FOR the ratification of the appointment of KKB as our independent registered public accounting firm for the year ended December 31, 2019.

PROPOSAL THREE

APPROVAL OF 2019 STOCK INCENTIVE PLAN

We are asking our stockholders to approve the adoption of the Saker Aviation Services, Inc. 2019 Stock Incentive Plan (the “2019 Plan”). Our Board of Directors adopted the 2019 Plan on August 27, 2019, subject to stockholder approval. The 2019 Plan is now being submitted to our stockholders for their approval.

The 2019 Plan will become effective upon stockholder approval, and no awards may be granted under the 2019 Plan after the date that is 10 years from the date the 2019 Plan was last approved by the Company’s stockholders.

The 2019 Plan will replace the Company’s Stock Option Plan of 2005 (the “2005 Plan”). If stockholders approve the adoption of the 2019 Plan, the 2005 Plan will immediately be terminated with respect to future awards. We are requesting 185,000 shares for awards under the 2019 Plan.

The closing stock price of a share of the Company’s common stock as reported on the OTCQB Marketplace on October 18, 2019, our record date, was $5.20.

Highlights of the 2019 Plan and Best Practices

2019 Plan does…

●	Subject the payment of dividends and dividend equivalents on an award to the vesting of the award

●	Provide for the recycling of shares back to the plan pool only in the event of expiration, forfeiture or cancellation of awards

●	Provide for the forfeiture/clawback of incentive awards under certain circumstances

2019 Plan does NOT…

●	Permit liberal share recycling

●	Permit the direct or indirect repricing of stock options or stock appreciation rights without stockholder approval

●	Permit the grant of stock options or stock appreciation rights with below-market exercise prices

●	Contain any “evergreen” provisions that automatically add shares to the plan reserve

●	Permit the grant of reload stock options

●	Permit “net share counting” upon the exercise of stock options and stock appreciation rights

●	Permit the recycling of shares underlying awards that are settled in cash

Description of the 2019 Plan

The full text of the 2019 Plan is attached to this Proxy Statement as Appendix A. The principal terms of the 2019 Plan are described below, but the description is qualified in its entirety by reference to the 2019 Plan itself. In the event of a conflict between the description and the terms of the 2019 Plan itself, the terms of the 2019 Plan will govern. The 2019 Plan will not become effective unless approved by stockholders.

Purpose

The purpose of the 2019 Plan is to promote stockholder value and the future success of the Company by providing appropriate retention and performance incentives to the employees and non-employee directors of the Company and its affiliates, and to any other natural persons who perform bona fide services for the Company or any of its affiliates.

Administration

Except as noted below, the 2019 Plan will be administered by the compensation committee of the Board of Directors. Each member of the compensation committee shall be:

●	a “Non-Employee Director” within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”); and

●	a non-employee director meeting the independence requirements for compensation committee members under the rules and regulations of the exchange on which the Company’s shares are traded.

The compensation committee will have the authority to select the employees and other individuals to receive awards under the 2019 Plan, to determine the type, size and terms of the award to be made to each individual selected, to modify the terms of any award that has been granted, to determine the time when awards will be granted, to establish performance objectives, and to prescribe the form of award agreement. The compensation committee is also authorized to interpret the 2019 Plan and the awards granted under the 2019 Plan, to establish, amend and rescind any rules and regulations relating to the 2019 Plan, and to make any other determinations that it deems necessary or desirable for the administration of the 2019 Plan. The compensation committee may authorize any one or more of its members or any officer of the Company or any affiliate to execute and deliver documents or to take any other action on behalf of the compensation committee with respect to awards made or to be made to participants, subject to the requirements of applicable law, including without limitation, Section 16 of the Exchange Act. The Board of Directors has all the powers otherwise vested in the compensation committee by the terms of the 2019 Plan in respect of awards granted to non-employee directors.

Notwithstanding the foregoing, except for permitted adjustments in connection with a corporate transaction or recapitalization, neither the compensation committee nor the Board of Directors may reprice, adjust or amend the exercise price of stock options or stock appreciation rights previously awarded, whether through amendment, cancellation and replacement grant, or any other means, unless such action is approved by the stockholders of the Company. Any amendment or repeal of this prohibition against repricing requires the approval of the stockholders of the Company.

Eligible Participants

Employees and non-employee directors of the Company or its affiliates, including prospective employees who have accepted an offer of employment from the Company or an affiliate, and other natural persons who perform bona fide services for the Company or any of its affiliates, are eligible to receive awards under the 2019 Plan. As of October 18, 2019, approximately 32 persons, including one executive officers, four non-employee directors and approximately 27 other individuals may be considered for awards under the 2019 Plan.

Authorized Shares

We are requesting 185,000 shares for awards under the 2019 Plan, which will be the maximum number of shares available for grant and issuance under the 2019 Plan.

Shares available for re-issuance under the 2019 Plan:

●	Shares underlying awards that are forfeited, canceled, expired or otherwise terminated without the issuance of shares.

Shares not available for re-issuance under the 2019 Plan:

●	Shares delivered to, or retained by the Company, in payment of the exercise price of a stock option;

●	Shares delivered to, or retained by the Company, in satisfaction of the tax withholding obligations with respect to an award;

●	Shares covered by a stock-settled award such as a stock appreciation right that were not issued upon the settlement of the award; and

●	Shares repurchased on the open market with the proceeds from the payment of the exercise price of a stock option.

Awards will be counted against the available share reserve on the date of grant, based on the maximum number of shares that may be issued pursuant to the award. Shares issued under the 2019 Plan may come from newly issued, treasury or reacquired shares, or any combination thereof.

Types of Awards

The 2019 Plan allows for the granting of the following types of awards:

●	Stock options (both incentive stock options and nonqualified stock options);

●	Stock appreciation rights;

●	Restricted stock; and

●	Restricted stock units.

Each award granted under the 2019 Plan is subject to an award agreement containing the particular terms and conditions of that award, subject to the limitations imposed by the 2019 Plan. A participant’s rights in an award may be assigned or transferred only in the event of death.

Stock Options. A stock option is the right to purchase a specified number of shares for a specified exercise price. Stock options may be either (a) incentive stock options, which are stock options that meet the requirements under Section 422 of the US Internal Revenue Code of 1986, as amended (the “Code”), or (b) nonqualified stock options, which are stock options that do not meet the requirements of Section 422 of the Code or that are designated as a nonqualified stock option. Stock options (other than stock options assumed or granted in substitution for outstanding stock options of a company acquired by the Company or any affiliate) are subject to the following: (i) the exercise price shall be equal to or greater than the fair market value of the shares subject to such stock option on the date of grant; and (ii) the expiration date shall be no later than 10 years from the date of grant. Only employees of the Company and its affiliates may receive awards of incentive stock options, and incentive stock options are subject to additional limitations. The exercise price of a stock option may be payable either: (1) in cash; (2) if permitted by the compensation committee, by delivery of irrevocable instructions to a broker to deliver promptly the proceeds from the sale of shares; (3) if permitted by the compensation committee, by tendering shares previously acquired; (4) if permitted by the compensation committee, by withholding shares that would otherwise be issued having a fair market value on the exercise date equal to the exercise price; or (5) any combination of the foregoing.

Stock Appreciation Rights. A stock appreciation right is a right to receive cash or other property based on the increase in the value of a share over the per share exercise price. Stock appreciation rights (other than stock appreciation rights assumed or granted in substitution for outstanding stock appreciation rights of a company acquired by the Company or any affiliate) are subject to the following: (a) the exercise price shall be equal to or greater than the fair market value of the shares subject to such stock appreciation right on the date of grant; and (b) the expiration date shall be no later than 10 years from the date of grant.

Restricted Stock. Restricted Stock is an award of shares that is subject to vesting conditions. Prior to the expiration of the vesting period, a participant who has received an award of restricted stock has the right to vote and to receive dividends on the underlying unvested shares, subject, however, to the restrictions and limitations imposed pursuant to the 2019 Plan and award agreement.

Restricted Stock Units. A restricted stock unit is an award that is valued by reference to shares, which may be paid to a participant upon vesting in shares, cash or other property.

Dividend Equivalents. Awards other than stock options and stock appreciation rights may include the right to receive dividends or dividend equivalents, subject to such terms, conditions, restrictions or limitations, if any, as the compensation committee may establish. However, dividends and dividend equivalents may be paid with respect to any award only if, when and to the extent that the award vests, and until such time, dividends and dividend equivalents may be held in escrow (with or without the accrual of interest) or be reinvested into additional shares subject to the same vesting or performance conditions as the award on which they are payable.

Tax Withholding

The exercise or payment of awards and the issuance of shares under the 2019 Plan is conditioned upon a participant making satisfactory arrangements for the satisfaction of any liability to withhold federal, state, local or foreign income or other taxes. In accordance with rules established by the compensation committee, the required tax withholding obligations may be settled in cash, or with shares, including shares that are part of the award that gives rise to the withholding requirement.

Change in Control of the Company

The compensation committee may provide in an award agreement provisions relating to a “change in control” of the Company, including without limitation the acceleration of the exercisability, vesting or settlement of, or the lapse of restrictions or deemed satisfaction of performance objectives with respect to, an award.

“Change in control” generally means, except as otherwise defined in an award agreement or by a written contract of employment or service between the participant and the Company or any affiliate:

●

during any 24-month period, the directors of the Company at the start of such period no longer constitute a majority of the members of the Board of Directors, unless the new director’s election was approved by a vote of a majority of the directors at the start of such period;

●

the consummation of a merger, consolidation, recapitalization, statutory share exchange or similar transaction of the Company or any of its subsidiaries (only if voting securities of the Company are issued), or the sale or other disposition of all or substantially all of the assets of the Company to a non-affiliate; provided, however, that no change in control shall be deemed to have occurred if: (i) the beneficial owners of voting securities immediately prior to the consummation of such transaction continue to beneficially own more than 50 percent of the combined voting power of the outstanding voting securities of the corporation or other entity resulting from such transaction in substantially the same proportions as their ownership immediately prior to the consummation of such transaction; (ii) no person beneficially owns 25 percent or more of the combined voting power of the outstanding voting securities of the corporation or other entity resulting from such transaction; and (iii) at least a majority of the members of the board of directors of the corporation or other entity resulting from such transaction were members of the Board of Directors at the time of execution of the definitive agreement providing for such transaction;

●	the stockholders of the Company approve a plan of complete liquidation or dissolution of the Company; or

●	any person, corporation or other entity or “group” (as defined in the Exchange Act) becomes the beneficial owner of 25 percent or more of the combined voting power of the Company.

A change in control shall not be deemed to occur solely because any person acquires beneficial ownership of more than 25 percent of the combined voting power of the Company as a result of the acquisition of Company voting securities by the Company which reduces the number of Company voting securities outstanding.

Recoupment/Clawback

Notwithstanding anything in the 2019 Plan or in any award agreement to the contrary, the Company will be entitled to the extent required by applicable law (including, without limitation, Section 10D of the Exchange Act and any regulations promulgated with respect thereto), stock exchange listing conditions or if so required pursuant to a written policy adopted by the Company, in each case as in effect from time to time, to recoup compensation of whatever kind paid under the 2019 Plan by the Company at any time.

Adjustments

In the event of any change in the outstanding shares of the Company by reason of any corporate transaction or change in corporate capitalization such as a stock split, stock dividend, split-up, split-off, spin-off, recapitalization, merger, consolidation, rights offering, reorganization, combination, subdivision or exchange of shares, a sale by the Company of all or part of its assets, any distribution to stockholders other than a normal cash dividend, partial or complete liquidation of the Company or similar event, the compensation committee or Board of Directors, as applicable, shall adjust the:

●	class and aggregate number of shares available under the 2019 Plan;

●	class, number and exercise price of outstanding stock options and stock appreciation rights granted under the 2019 Plan; and

●	class and number of shares subject to any other awards granted under the 2019 Plan.

Amendments

The 2019 Plan may be amended in whole or in part at any time and from time to time by the Board of Directors, and the terms of any outstanding award under the 2019 Plan may be amended from time to time by the compensation committee (or Board of Directors as applicable) in its discretion provided that no amendment may be made without stockholder approval if such amendment would:

●	increase the number of shares available for grant under the 2019 Plan or for awards of incentive stock options;

●	decrease the minimum stock option or stock appreciation right exercise price; or

●	amend or repeal the prohibitions against repricing or exchange.

No amendment may adversely affect in a material manner any right of a participant under an award without his or her written consent.

Termination

The 2019 Plan may be suspended in whole or in part at any time and from time to time by the Board of Directors. The 2019 Plan shall terminate upon the adoption of a resolution of the Board of Directors terminating the 2019 Plan. No award may be granted under the 2019 Plan after the date that is 10 years from the date the 2019 Plan was last approved and adopted by the stockholders of the Company. No termination of the 2019 Plan shall materially alter or impair any of the rights or obligations of any person, without his or her consent, under any award granted under the 2019 Plan.

New Plan Benefits

The following table reflects the awards to be received as of October 18, 2019, under the 2019 Plan by the following listed individuals and specified groups:

2019 Stock Incentive Plan
Name and Position	Dollar Value ($)	Number of Units
Ronald J. Ricciardi, President(1)	$131,694(2)	25,326(3)
Non-Executive Officer Director Group	$69,326(2)	13,332(4)
Executive Officer Group	-	-
Non-Executive Officer Employee Group	-	-
(1)

Pursuant to his employment agreement, the Company is obligated to grant stock awards to Mr. Ricciardi on the effective date of the agreement, which was September 1, 2019, and on each of the first four anniversaries of the effective date. Each award shall be over a number of shares equal to the issued and outstanding shares of the Company on the date of each issuance multiplied by 0.5 percent.

(2)	The value is calculated using the closing stock price of a share of the Company’s common stock on October 18, 2019, which was $5.20.
(3)

The number consists of: (1) 5,065 shares, which is 0.5 percent of the outstanding shares of the Company on September 1, 2019; and (2), 20,261 shares, which is four times 0.5 percent of the outstanding shares of the Company on December 31, 2018 (SEC rules require the Company use this date because the Company does not know the number of outstanding shares it will have on each of the first four anniversaries of September 1, 2019).

(4)

The number consists of 13,332 shares, which is representative of each of the current four non-employee directors receiving 3,333 shares in the form of an option as part of their annual remuneration for participation on the board.

Other than the awards under Mr. Ricciardi’s employment agreement, the benefits or amounts to be received by or allocated to participants and the number of shares to be granted under the 2019 Plan cannot be determined at this time because the amount and form of grants to be made to any eligible participant in any year is determined at the discretion of the compensation committee or Board of Directors, as applicable. It is contemplated that any annual option awards to non-employee directors would be made under the 2019 Plan.

Certain U.S. Federal Income Tax Consequences of 2019 Plan Awards

The following discussion is intended to provide only a general outline of the U.S. federal income tax consequences of participation in the 2019 Plan and the receipt of awards or payments thereunder by participants subject to U.S. taxes. It does not address any other taxes imposed by the United States, taxes imposed by any state or political subdivision thereof or foreign jurisdiction, or the tax consequences applicable to participants who are not subject to U.S. taxes. The discussion set forth below does not purport to be a complete analysis of all potential tax consequences relevant to recipients of awards, particular circumstances, or all awards available under the 2019 Plan. It is based on U.S. federal income tax law and interpretational authorities as of the date of this proxy statement, which are subject to change at any time.

Nonqualified stock options. A participant who exercises a nonqualified stock option recognizes taxable ordinary income in the year the stock option is exercised in an amount equal to the excess of the fair market value of the shares purchased on the exercise date over the exercise price. Subject to applicable provisions of the Code, including Section 162(m), the Company is entitled to a tax deduction in an amount equal to the ordinary income recognized by the participant. Any gain or loss realized by the participant upon the subsequent disposition of the shares will be taxed as short-term (if held one year or less) or long-term (if held more than one year) capital gain or loss, but will not result in any further deduction for the Company.

Incentive stock options. A participant who exercises an incentive stock option does not recognize ordinary income at the time of exercise (although, the participant may be subject to alternative minimum tax), and the Company is not entitled to a tax deduction. Upon the disposition of the shares obtained from the exercise of the incentive stock option more than two years after the date of grant and one year after the date of exercise, the excess of the sale price of the shares over the exercise price of the incentive stock option is taxed as long-term capital gain. If the shares are sold within two years of the grant date and/or one year of the date of exercise, the excess of the fair market value of the shares on the date of exercise (or sale proceeds if less) over the exercise price is taxed as ordinary income, and, subject to applicable provisions of the Code, including Section 162(m), the Company is entitled to a tax deduction for this amount; any remaining gain is taxed as short-term capital gain, without a Company tax deduction.

Stock appreciation rights. A participant who exercises a stock appreciation right recognizes taxable ordinary income in the year the stock appreciation right is exercised in an amount equal to the cash and/or the fair market value of any shares or other property received. Subject to applicable provisions of the Code, including Section 162(m), the Company is entitled to a tax deduction in an amount equal to the ordinary income recognized by the participant.

Restricted stock and restricted stock units. A participant normally will not recognize taxable income and the Company will not be entitled to a deduction upon the grant of shares of restricted stock, restricted stock units or other stock-based awards. When the restricted stock vests or the restricted stock units settle or the other stock-based awards are paid or settle, the participant will recognize taxable ordinary income in an amount equal to the fair market value of the shares or other property received at that time, less the amount, if any, paid for the shares, and, subject to applicable provisions of the Code, including Section 162(m), the Company will be entitled at that time to a deduction in the same amount. However, a participant may elect to recognize taxable ordinary income in the year shares of restricted stock are granted in an amount equal to the excess of their fair market value at the grant date, determined without regard to certain restrictions, over the amount, if any, paid for the shares. In that event, subject to applicable provisions of the Code, including Section 162(m), the Company will be entitled to a deduction in such year in the same amount. Any gain or loss realized by the participant upon the subsequent disposition of shares received will be taxed as short-term or long-term capital gain or loss, but will not result in any further deduction for the Company.

Section 162(m). Section 162(m) of the Code places a $1 million annual limit on the compensation deductible by the Company that is paid to each of certain covered employees.

Section 280G. Awards that are granted, accelerated or enhanced upon the occurrence of a change in control may give rise, in whole or in part, to “excess parachute payments” within the meaning of Section 280G of the Code and, to such extent, will be non-deductible by the Company and subject to a 20 percent excise tax on the participant.

Equity Compensation Plan Information

The following table gives information about the Company’s common stock that may be issued upon the exercise of options, warrants and rights under all of the Company’s existing compensation plans as of December 31, 2018:

Plan Category	(a) Number of Securities to be Issued upon Exercise of Outstanding Options, Warrants and Rights	(b) Weighted- Average Exercise Price of Outstanding Options, Warrants and Rights	(c) Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a), and as Noted Below)
Equity compensation plans approved by security holders	63,333(1)	$2.190	186,667(2)
Equity compensation plans not approved by security holders	—	—	—
Total	63,333	$2.190	186,667

(1)    Represents shares issuable upon exercise of options granted under the 2005 Plan, which was approved by stockholders in December 2006.

(2)    Excludes shares reflected in the first column. This number represents the remaining shares available for issuance under the 2005 Plan.

Vote Required. The affirmative vote of a majority of the shares represented at the meeting in person or by proxy and entitled to vote is required for approval of the 2019 Plan.

The Board of Directors recommends that stockholders vote FOR the approval of the 2019 Stock Incentive Plan.

PROPOSAL FOUR

TO APPROVE, ON AN ADVISORY BASIS, THE COMPENSATION OF OUR
NAMED EXECUTIVE OFFICERS

As required by Section 14A of the Securities Exchange Act of 1934, as amended, our stockholders are entitled this year to a non-binding vote on the compensation of our named executive officer (referred to as a “Say-on-Pay”).

The compensation program for our named executive officers, as described in the “Compensation of Named Executive Officers and Directors” and “Corporate Governance” sections of this proxy statement, is developed and recommended for approval by our compensation committee, which is comprised exclusively of independent directors. The primary goal of the compensation program is to further the intent and purpose of our fundamental compensation philosophy and objectives, by aligning the interests of our executive officer and stockholders.

Our objectives with respect to executive compensation are to: attract, motivate, and retain talented executive officers, promote the achievement of key business objectives by linking our executive officer’s base salary determination with the Company’s performance in the prior calendar year, our executive officer’s individual performance during the prior calendar year, and evaluating information on current compensation trends.

We are asking our stockholders to indicate their support and approval, on an advisory basis, for our named executive officers’ compensation as described in the “Compensation of Named Executive Officers and Directors”, accompanying compensation tables and related narrative discussions contained in this proxy statement. We believe that our compensation program for our named executive officer is designed to create value for our stockholders over the long term, and provides for appropriate pay-for-performance alignment.

For the reasons summarized above, and as discussed in this proxy statement, our Board of Directors is asking our stockholders to vote for the following advisory resolution:

The say-on-pay vote is advisory, and therefore not binding on our compensation committee or our Board of Directors. Nevertheless, our Board of Directors and our compensation committee value the opinions expressed by stockholders in their vote on this proposal and will consider the outcome of the vote in deciding whether to take any action as a result of the vote and when making future compensation decisions for our named executive officers.

The Board of Directors recommends that you vote FOR the following advisory resolution:

RESOLVED, that the compensation paid to our named executive officers, as disclosed pursuant to the Securities and Exchange Commission’s compensation disclosure rules, including the Compensation of Named Executive Officers and Directors, accompanying compensation tables and related narrative discussions contained in this proxy statement, is hereby approved.

DELINQUENT SECTION 16(a) REPORTS

During the fiscal year ended December 31, 2018, all of our directors and executive officers complied in a timely manner with the filing requirements of Section 16(a) of the Securities Exchange Act of 1934, as amended, except for Messrs. Goldstein, Chodock, Moskowitz, and Wachtel who each filed one late report disclosing a single transaction. In making this statement, we have relied solely on the written representations of our directors and executive officers.

CORPORATE GOVERNANCE

Meetings of the Board of Directors

Members of our Board of Directors are expected to attend all regular and special meetings of the Board and of the committees on which they serve. The Board of Directors held four meetings during 2018. Each director then in office attended at least 75% of the total of such Board meetings and meetings of Board committees on which he served. In addition, all directors, absent special circumstances, are expected to attend our annual meeting. All directors who were serving as directors at the time attended the 2018 annual meeting of stockholders.

Director Independence

The Board of Directors uses the independence standards of the Nasdaq Stock Market and applicable Securities and Exchange Commission rules to determine which directors are deemed independent. The Board of Directors has determined that Marc Chodock, Samuel D. Goldstein, and Roy P. Moskowitz qualify as independent pursuant to these standards.

Committees of the Board of Directors

The Board of Directors has established, among other committees, an Audit Committee, a Nominating Committee and a Compensation Committee. The Audit Committee acts pursuant to a written charter adopted by the Board of Directors. The current Audit Committee charter is available on our website, http://sakeraviation.com/investor-relations/. In addition, a stockholder may receive a written copy of the Audit Committee’s charter by sending a written request to Saker Aviation Services, Inc., Downtown Manhattan Heliport, 20 South Street, Pier 6 East River, New York, New York 10004, Attention: Corporate Secretary or by telephone at (212) 776-4046. The Compensation Committee and Nominating Committee do not have written charters.

Audit Committee

The current members of the Audit Committee are Messrs. Chodock, Goldstein and Moskowitz. As discussed above, the Board of Directors has determined that each are independent pursuant to the independence standards of the Nasdaq Stock Market and applicable Securities and Exchange Commission rules. The Board of Directors has determined that Messrs. Chodock, Goldstein and Moskowitz have sufficient knowledge in financial and auditing matters to serve as members of the audit committee. The Board of Directors has designated Mr. Chodock as an “audit committee financial expert” in accordance with applicable Securities and Exchange Commission rules.

The Audit Committee serves as an independent and objective party to monitor our financial reporting process and internal control system; retains, pre-approves audit and permitted non-audit services to be performed by, and directly consults with, our independent registered public accounting firm; reviews and appraises the services of our independent registered public accounting firm; and provides an open avenue of communication with our independent registered public accounting firm, management and the Board of Directors. Our Audit Committee charter more specifically sets forth the duties and responsibilities of the Audit Committee.

The Audit Committee is also responsible for preparing the Audit Committee Report that the Securities and Exchange Commission rules require us to include in our annual proxy statement, and performing such other tasks that are consistent with its charter.

The Audit Committee held four meetings during 2018. The Audit Committee’s report relating to fiscal year ended December 31, 2018 appears on page 12 of this proxy statement.

Nominating Committee

The current members of the Nominating Committee are Messrs. Wachtel and Ricciardi. The Nominating Committee does not have a formal written charter, however, the Board of Directors, by resolution, granted authority to the Nominating Committee to act on certain matters described herein.

The Nominating Committee is charged with identifying qualified candidates, consistent with criteria approved by the committee, to become directors and recommending that the Board of Directors nominate such qualified candidates for election as directors. The process followed by the Nominating Committee to identify and evaluate candidates includes requests to our directors, management, and others for recommendations, the evaluation of biographical information and background material relating to potential candidates and their qualifications, and interviews of selected candidates.

In addition to its authority to recommend nominees for election or re-election as directors, the Board of Directors granted the Nominating Committee the authority to make recommendations to the Board of Directors as follows: (i) the criteria regarding the composition of the committees of the Board Directors, such as size, employee and non-employee director membership thereon and the periodic rotation of committee assignments; (ii) the criteria relating to tenure as a director, such as retirement age, limitations on the number of times a director may stand for re-election and the continuation of directors in an honorary or similar capacity; (iii) the criteria for retention of directors, such as attendance at Board of Directors and committee meetings, health or the assumption of responsibilities which are incompatible with effective board membership; (iv) the specific amounts of directors’ retainers and meeting fees; (v) the removal of a director under unusual circumstances; (vi) the selection of committee chairpersons, and committee assignments; (vii) the types and functions of the committees of the Board of Directors; and (viii) the procedures, frequency and location of meetings of the Board of Directors.

The Nominating Committee also considers recommendations for nomination to the Board of Directors submitted by stockholders and applies the same standards in evaluating stockholder recommendations that it applies in evaluating recommendations from other sources. Such recommendations for nomination, together with relevant biographical information, should be sent to the following address: Saker Aviation Services, Inc., Downtown Manhattan Heliport, 20 South Street, Pier 6 East River, New York, New York 10004, Attention: Chairman of the Nominating Committee. The qualifications of recommended candidates will be reviewed by the Nominating Committee.

If the stockholder desires that a candidate be considered for election at an annual meeting, such recommendation must be made before April 1st of the year so that adequate consideration can be given to such recommendation. Nominations to fill a vacancy other than at an annual meeting will be considered by the Nominating Committee at any time.

In evaluating the suitability of candidates (other than our executive officers) to serve on the Board of Directors, including stockholder nominees, the Nominating Committee generally seeks candidates who are independent and meet other selection criteria established by the Nominating Committee from time to time. The Nominating Committee also considers an individual’s skills, character and professional ethics, judgment, leadership experience, business experience and acumen, familiarity with relevant industry issues, national and international experience, and other relevant criteria that may contribute to our success. This evaluation is performed in light of the skill set and other characteristics that would most complement those of the current directors, including the diversity, maturity, skills and experience of the board as a whole.

The Nominating Committee approved the nominees for director.

Compensation Committee

The current members of the Compensation Committee are Messrs. Moskowitz, Chodock, and Goldstein. As discussed above, the Board of Directors has determined that each are independent pursuant to the independence standards of the Nasdaq Stock Market and applicable Securities and Exchange Commission rules.

The Compensation Committee does not have a formal written charter, however, the Board of Directors, by resolution, granted authority to the Compensation Committee to act on certain matters described herein.

The Board of Directors has delegated the following authority to the Compensation Committee: (i) review and, where appropriate, formulate or recommend changes to our stock benefit and executive, managerial or employee compensatory and benefit plans or programs, provided that the authority to adopt or change any compensatory or benefit plan or program will rest with our Board of Directors (unless specifically delegated to the Compensation Committee); (ii) administer, and act as the designated committee under, any stock option, restricted stock, stock purchase or similar plan; and (iii) approve the base salary, bonus or other compensation arrangements of our existing or prospective officers.

The Compensation Committee is responsible for establishing and implementing compensation programs for our executives and directors that further the intent and purpose of our fundamental compensation philosophy and objectives, and performing such other tasks that are within the delegation of authority from the Board of Directors to the Compensation Committee that is described above.

Because of our small size and the limited number of executive officers, the Compensation Committee has reviewed and considered recommendations from our chief executive officer to determine the amount and form of executive and director compensation. The Compensation Committee has not used compensation consultants to determine or recommend the amount or form of executive and director compensation.

The Compensation Committee held no meetings during 2018.

Board Leadership Structure

Like many publicly traded companies, we have chosen to separate the chief executive officer and Chairman of the Board positions. Our current chief executive officer is our President, Ronald J. Ricciardi, while our current Chairman is William B. Wachtel. We chose this structure because we believe it results in the most effective leadership for our Board to help it discharge its duties given the small size of our operations. We believe our Chairman is best positioned to provide Board leadership that is aligned with our stockholders' interests. Our chief executive officer is well situated to assess our needs, business model and industry position, identify the key risks facing us and ensure that these are brought to the attention of the Board. Finally, our Chairman and chief executive officer are able to act as conduits between the Board and management to plan and execute Board meetings, to provide updates between meetings when necessary and to efficiently implement Board directives. We believe that this structure reduces the likelihood of confusion about leadership roles and duplication of efforts. Due to our small size we have not found it necessary to formally create the role of lead independent director. Instead, our independent directors have the ability to meet together in executive session without management being present.

Board of Directors Role in Risk Oversight

Our Board of Directors is primarily responsible for oversight and monitoring of management’s risk assessment and risk management functions. Due to our small size we do not have formal mechanisms in place to monitor risk, but our Board does consider risk in evaluating management’s recommended business plans and strategies.

Code of Ethics and Policy and Procedure Governing Related Party Transactions

The Board of Directors adopted a Code of Ethics on May 19, 2006, that is applicable to all of our directors, officers and employees, and includes directors, officers and employees at our operating facilities. In addition, the Board of Directors adopted a Policy and Procedure Governing Related Party Transactions on April 26, 2007. Pursuant to these procedures, the Audit Committee reviews and approves: (i) all related party transactions when and if required to do so by applicable rules and regulations, (ii) all transactions between the Company or any of its subsidiaries and any of the Company’s executive officers, directors, director nominees or any of their immediate family members and (iii) all transactions between the Company or any of its subsidiaries and any security holder who is known by the Company to own of record or beneficially more than five percent of any class of the Company’s voting securities, other than transactions that (a) have an aggregate dollar amount or value of less than $120,000 (either individually or in combination with a series of related transactions) and (b) are made in the ordinary course of business of the Company or its subsidiary, as applicable, and such related party.

During 2018, all of the transactions that were subject to the Audit Committee’s policies and procedures described above were reviewed and approved or ratified by the Audit Committee or the Board of Directors.

Both the Code of Ethics and the Policy and Procedure Governing Related Party Transactions delegate certain functions to the Audit Committee and the Compensation Committee. The Code of Ethics is available on our website, http://sakeraviation.com/investor-relations/. A stockholder may receive a written copy of the Code of Ethics or the Related Party Policy and Procedure by forwarding a written request to Saker Aviation Services, Inc., Downtown Manhattan Heliport, 20 South Street, Pier 6 East River, New York, New York 10004, Attention: Corporate Secretary or by telephone at (212) 776-4046.

Stockholder Communications

Stockholders may send correspondence by mail to the full Board of Directors or to individual directors. Stockholders should address any such correspondence to the Board of Directors or to the attention of the relevant Board members in care of Saker Aviation Services, Inc., Downtown Manhattan Heliport, 20 South Street, Pier 6 East River, New York, New York 10004, Attention: Corporate Secretary.

All stockholder correspondence will be compiled and forwarded as appropriate. In general, correspondence relating to corporate governance issues, long-term corporate strategy or similar substantive matters will be forwarded to the Board of Directors, one of the aforementioned committees of the Board of Directors, or a member thereof for review. Correspondence relating to the ordinary course of business affairs, personal grievances, and matters as to which we tend to receive repetitive or duplicative communications are usually more appropriately addressed by our executive officer or his designees and will be forwarded to such persons accordingly.

EXECUTIVE OFFICERS

Current Executive Officers

Our current executive officer is Ronald J. Ricciardi, who serves as a Director as well as our President and chief executive officer. Mr. Ricciardi serves at the discretion of the Board and his business experience is outlined in the section entitled “Business History of Director Nominees” under the caption “Proposal One: Election of Directors” on page 7 of this Proxy Statement.

COMPENSATION OF NAMED EXECUTIVE OFFICERS AND DIRECTORS

Compensation Overview

We are currently considered a “smaller reporting company” for purposes of the SEC’s executive compensation and other disclosure rules.  In accordance with the SEC’s executive compensation disclosure rules, a smaller reporting company must provide a Summary Compensation Table (reporting compensation for the prior two years) and an Outstanding Equity Awards at Fiscal Year-End Table, as well as certain limited narrative disclosures.

Because we are a smaller company, our compensation philosophy and objectives are to provide compensation that is fair and reasonable and is at a competitive level that will allow us to attract and retain qualified personnel necessary to operate at the most efficient level possible. In this context, we seek to offer total compensation packages at levels we consider to be competitive in the marketplace in which we compete for talent.

We believe that the skill and dedication of our executive officers are critical factors that affect our long-term success. Accordingly, the Compensation Committee has designed our compensation program to motivate and retain our executive officers and to align executive compensation with the attainment of strategic business objectives that are intended to increase stockholder returns.

The compensation program that we provide for our executive officers generally consists of three major components: (1) base salary, which is reviewed annually by the Compensation Committee; (2) an opportunity to earn annual incentive bonuses; and (3) long-term equity-based incentive awards (historically delivered in the form of stock options). Our President also receives health and welfare benefits, and is eligible to participate in our 401(k) plan, which is further described below.

Summary Compensation Table for Fiscal Year 2018

The following table sets forth the annual and long-term compensation paid by us during the fiscal years ended December 31, 2018 and 2017 for services performed on our behalf with respect to the persons who served as our named executive officers as of December 31, 2018. Ronald J. Ricciardi, our President and chief executive officer, is the only person who served as our principal operating or principal financial officer in fiscal 2018. We have no other executive officers. Mr. Ricciardi does not receive compensation in connection with his service as a director of the Company.

SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary ($)(1)	Bonus ($)	Option Awards ($)	All Other Compensation ($)(2)	Total ($)

Ronald J. Ricciardi, President	2018	150,000	—	—	18,600	168,600
	2017	150,000	—	—	17,682	167,682

1.	Mr. Ricciardi received a base salary of $150,000 in 2018 and 2017. On September 1, 2019, we entered into a new employment agreement with Mr. Ricciardi, which is further described below.

2.

Mr. Ricciardi receives health insurance coverage estimated at a value of approximately $1,175 per month in 2018 and approximately $1,098 per month in 2017. Mr. Ricciardi received a match to his 401(k) contributions from us amounting to approximately $4,500 in both 2018 and 2017.

OUTSTANDING EQUITY AWARDS AT DECEMBER 31, 2018

Name	Number of Securities Underlying Unexercised Options Exercisable (#)(1)	Option Exercise Price ($)	Option Expiration Date
Ronald J. Ricciardi	—	—	—

1.	As of December 31, 2018, there were no outstanding equity awards on behalf of our named executive officer.

Employment Agreements

Effective September 1, 2019, we and our named executive officer, Ronald J. Ricciardi, entered into a new employment agreement (the “Agreement”), pursuant which Mr. Ricciardi will continue to serve as our President and Chief Executive Officer.

Among other things, the Agreement provides for i) a four-year term, ii) an initial base salary of $200,000 per year, iii) a performance-based annual incentive bonus, and iv) stock awards upon execution and upon each of the four anniversary dates of the Agreement.

Additional details, and a copy of the Agreement, are contained in our Current Report on Form 8-K, which was filed with the Securities and Exchange Commission on September 6, 2019.

Additional Narrative Disclosure Regarding Compensation

We do not offer a defined benefit retirement or pension plan. Our 401(k) Plan (the “401(k) Plan”) covers all of our employees. The 401(k) Plan contains an option for us to match each participant's contribution. Any contributions by us vest over a five-year period on a 20% per year basis. In January 2011, we set our match of participant contributions at a rate of 50% of the first 6% of participant deferrals. Our contributions to the 401(k) Plan totaled approximately $30,000 and $31,000 for the years ended December 31, 2018 and 2017, respectively.

2018 DIRECTOR COMPENSATION TABLE

Name	Fees Earned in Cash ($)(1)	Option Awards ($)(2)	Total ($)

William B. Wachtel	3,000	8,000	11,000

Marc Chodock	5,250	8,000	13,250

Samuel D. Goldstein (3)	1,000	8,000	9,000

Roy P. Moskowitz	4,500	8,000	12,500

1.

Each non-employee director was entitled to a fee of $1,000 per board meeting and $750 and $500 per committee meeting for committee chairman and committee members, respectively. Each director is also entitled to reimbursement for expenses incurred in connection with attendance at meetings of the Board of Directors.

2.

Each non-employee director was eligible to be granted an annual option to purchase shares of our common stock. On December 1, 2018, the Board of Directors granted each of the above an option for their service in 2018. Each option was for 3,333 shares and was priced at $2.40 per share, which was the closing price of our common stock on December 1, 2018. The options vest on December 1, 2019 and may be exercised until December 1, 2023.

3.	Samuel D. Goldstein was appointed as a director on September 21, 2018.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table presents certain information as of October 18, 2019 regarding the beneficial ownership of our common stock by:

●	each of our current executive officer and directors;

●	all of our current directors and executive officer as a group; and

●	each other person or entity known by us to own beneficially 5% or more of our issued and outstanding common stock;

	Number of Shares of Common Stock	Percentage of Common Stock
Name of Beneficial Owner	Beneficially Owned	Beneficially Owned (1)

William B. Wachtel (2)	190,613 (3)	18.5%

Ronald J. Ricciardi (4)	43,632 (5)	4.3%

Marc Chodock (6)	110,515 (7)	10.8%

Samuel Goldstein	3,333 (9)	0.3%

Roy P. Moskowitz (8)	15,059 (11)	1.5%

All directors and officers as a group (5 in number)	363,152	34.6%

Ronald I. Heller (10)	64,085 (12)	6.3%

All Beneficial Holders as a group (6 in number)	390,570	37.2%

(1)

The percentages computed in the table are based upon 1,013,033 shares of our common stock, which were outstanding on October 18, 2019. Effect is given, pursuant to Rule 13-d(1)(i) under the Exchange Act, to shares of our common stock issuable upon the exercise of options or warrants currently exercisable or exercisable within 60 days of October 18, 2019.

(2)	William B. Wachtel is our Chairman of the Board and a director. Mr. Wachtel’s address is 20 South Street, Pier 6 East River, New York, New York 10004.

(3)

The shares of our common stock reported in the table include: (a) 6,467 shares purchased by Mr. Wachtel in the open market; (b) an aggregate of 1,550 shares issued in connection with the cashless exercise of options; (c) 3,333 shares issuable upon the exercise of an option expiring December 1, 2019, which option is currently exercisable; (d) 3,333 shares issuable upon the exercise of an option expiring December 1, 2020, which option is currently exercisable; (e) 3,333 shares issuable upon the exercise of an option expiring December 1, 2021, which option is currently exercisable; (f) 3,333 shares issuable upon the exercise of an option expiring December 1, 2022, which option is currently exercisable; and (g) 3,333 shares issuable upon the exercise of an option expiring December 1, 2023, which shall become exercisable on December 1, 2019. The shares of our common stock reported in the table do not reflect 11,113 shares of our common stock acquired by Wachtel Missry, LLP, which has provided certain legal services for us. Mr. Wachtel is a managing partner of such firm, but does not have sole dispositive or voting power with respect to such firm’s securities.

(4)	Ronald J. Ricciardi is our President, Chief Executive Officer and a director. Mr. Ricciardi’s address is 20 South Street, Pier 6 East River, New York, New York 10004.

(5)	The shares of our common stock reported in the table include 8,846 shares issued in connection with a cashless exercise of an option to purchase 10,000 shares.

(6)	Marc Chodock is a director. Mr. Chodock’s address is 20 South Street, Pier 6 East River, New York, New York 10004.

(7)	The shares of our common stock reported in the table include 100,000 shares based on a Schedule 13D filed with the SEC on February 9, 2015, as amended on July 6, 2015. The reporting persons are (i)ACM Value Opportunities Fund I, LP, a Delaware limited partnership (the “Fund”), with respect to the shares of our common stock directly owned by it; (ii) ACM Value Opportunities Fund I GP, LP, a Delaware limited partnership (the “General Partner”), as general partner of the Fund, with respect to the shares of our common stock directly owned by the Fund, (iii) Arvice Capital Management, LLC, a Delaware limited liability company (the “Manager”), as manager of the Fund, with respect to the shares of our common stock directly owned by the Fund; and (iv) Mr. Marc Chodock (“Mr. Chodock”), as managing member of the Manager, with respect to the shares of our common stock directly owed by the Fund. The business address of each of the Reporting Persons is 110 East 25th St., 3rd Floor, New York, New York 10011. In addition, the shares of our common stock reported in the table include: (a) 3,848 shares issued in connection with the cashless exercise of options; (b) 3,333 shares issuable upon the exercise of an option expiring December 1, 2020, which option is currently exercisable; (c) 3,333 shares issuable upon the exercise of an option expiring December 1, 2021, which option is currently exercisable; (d) 3,333 shares issuable upon the exercise of an option expiring December 1, 2022, which option is currently exercisable; and (e) 3,333 shares issuable upon the exercise of an option expiring December 1, 2023, which shall become exercisable on December 1, 2019.

(8)	Samuel Goldstein is a director. Mr. Goldstein’s address is 20 South Street, Pier 6 East River, New York, New York 10004.

(9)	The shares of our common stock reported in the table include 3,333 shares issuable upon the exercise of an option expiring December 1, 2023, which shall become exercisable on December 1, 2019.

(10)	Roy P. Moskowitz is a director. Mr. Moskowitz’s address is 20 South Street, Pier 6 East River, New York, New York 10004.

(11)	The shares of our common stock reported in the table include (a) 3,167 shares purchased by Mr. Moskowitz in the open market; (b) 1,892 shares issued in connection with the cashless exercise of options; (c) 3,333 shares issuable under the exercise of an option expiring December 1, 2021, which option is currently exercisable; (d) 3,333 shares issuable under the exercise of an option expiring December 1, 2022, which option is currently exercisable; and (e) 3,333 shares issuable upon the exercise of an option expiring December 1, 2023, which shall become exercisable on December 1, 2019.

(12)

Ronald I. Heller’s address is c/o Heller Capital Partners, 700 E. Palisade Avenue, Englewood, NJ 07632. Mr. Heller is the beneficial owner of 64,085 shares of common stock. The Heller Family Foundation holds 45,752 shares of common stock and the Ronald I. Heller IRA holds 18,333 shares of common stock. Mr. Heller controls the voting and disposition of such securities held by the Heller Family Foundation and Ronald I. Heller IRA.

Certain Relationships and Related Person Transactions

Pursuant to a management agreement with Empire Aviation, which is owned by the children of Alvin Trenk, the Company’s former Chief Executive Officer and a former member of its Board of Directors. The Company incurred management fees with Empire Aviation of approximately $2,500,000, $1,800,000 and $1,600,000 during the twelve months ended December 31, 2017 and 2018, and the nine months ended September 30, 2019 respectively, which is recorded in administrative expenses. The Company and Empire Aviation have also contributed to the Helicopter Tourism and Jobs Council (“HTJC”), an association that lobbies on behalf of the helicopter air tour industry. Mr. Trenk is also an active participant with HTJC, which is managed by his grandson.

Proposals Submitted for Inclusion in Our Proxy Materials

We will include in our proxy materials for the 2020 annual meeting of stockholders stockholder proposals that comply with Rule 14a-8 under the Securities Exchange Act of 1934, as amended. Among other things, Rule 14a-8 requires that we receive such proposals no later than 120 days prior to the one-year anniversary of the mailing date of this proxy statement. Thus, for the 2020 annual meeting of stockholders, we must receive stockholder proposals submitted for inclusion in our proxy materials no later than June 27, 2020. However, if the date of our annual meeting is changed by more than 30 days from the 2019 annual meeting, we must receive proposals a reasonable time before printing and mailing our proxy materials. Stockholder proposals submitted for inclusion in our proxy materials should be mailed to the following address: Downtown Manhattan Heliport, 20 South Street, Pier 6 East River, New York, New York 10004, Attention: Corporate Secretary.

Proposals Not Submitted for Inclusion in Our Proxy Materials

Stockholder proposals that are not submitted for inclusion in our proxy materials pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended, as described above, may be brought before the 2020 annual meeting of stockholders if we receive such proposals no later than 45 days prior to the one-year anniversary of the mailing date of this proxy statement. Thus, for the 2020 annual meeting of stockholders, we must receive stockholder proposals that are not submitted for inclusion in our proxy materials no later than September 10, 2020. We will not permit stockholder proposals that do not comply with the foregoing notice requirement to be brought before the 2020 annual meeting of stockholders. Stockholder proposals that are not submitted for inclusion in our proxy statement should be mailed to the following address: Downtown Manhattan Heliport, 20 South Street, Pier 6 East River, New York, New York 10004, Attention: Corporate Secretary.

OTHER MATTERS

As of the date of this proxy statement, the Board of Directors does not know of any other matters that are to be presented for action at the 2019 annual meeting. Should any other matter come before the 2019 annual meeting, however, the persons named in the enclosed proxy will have discretionary authority to vote all proxies with respect to such matter in accordance with their judgment.

By Order of the Board of Directors

Ronald J. Ricciardi
President and Chief Executive Officer
October 25, 2019

Appendix A

SAKER AVIATION SERVICES, INC.

2019 STOCK INCENTIVE PLAN

(Effective December 5, 2019)

Section 1.     PURPOSE

The purpose of the Saker Aviation Services, Inc. 2019 Stock Incentive Plan (the “Plan”) is to promote stockholder value and the future success of the Company by providing appropriate retention and performance incentives to the employees and non-employee directors of the Company and its Affiliates, and any other natural persons who perform bona fide services for the Company or any of its Affiliates.

Section 2.     DEFINITIONS

2.1     “Affiliate” means any entity in which the Company has a direct or indirect equity interest of 50 percent or more, and any other entity in which the Company has a substantial ownership interest and that has been designated as an Affiliate for purposes of the Plan by the Committee in its sole discretion.

2.2     “Award” means any form of incentive or performance award granted under the Plan to a Participant by the Committee pursuant to any terms and conditions that the Committee may establish and set forth in the applicable Award Agreement. Awards granted under the Plan may consist of: (a) Stock Options granted pursuant to Section 7; (b) Stock Appreciation Rights granted pursuant to Section 8; (c) Restricted Stock granted pursuant to Section 9; and (d) Restricted Stock Units granted pursuant to Section 9.

2.3     “Award Agreement” means the written or electronic document(s) evidencing the grant of an Award to a Participant.

2.4     “Board” means the Board of Directors of the Company.

2.5     “Cause” or “Discharged for Cause” means, except as otherwise defined in an Award Agreement or by an employment or consulting agreement between the Participant and the Company or any Affiliate:

(a)     a conviction of a felony, whether or not related to the Company or any Affiliate;

(b)     dishonesty or theft with respect to the Company or any Affiliate;

(c)     disclosing trade secrets of the Company or any Affiliate;

(d)     entering into competition, directly or indirectly with the Company or any Affiliate while an employee, director, officer or consultant thereof or thereto; or

(e)     using the Company’s or any Affiliate’s facilities or premises for the conduct of illegal or unlawful activities, transactions or business.

2.6     “Change in Control” means, except as otherwise defined in an Award Agreement or by a written contract of employment or service between the Participant and the Company or any Affiliate:

(a)     during any period of 24 consecutive calendar months, individuals who were directors of the Company on the first day of such period (the “Incumbent Directors”) cease for any reason to constitute at least a majority of the members of the Board; provided, however, that any individual becoming a director subsequent to the first day of such period whose election, or nomination for election, by the Company’s stockholders was approved by a vote of at least a majority of the Incumbent Directors shall be considered as though such individual were an Incumbent Director, but excluding, for purposes of this proviso, any such individual whose initial assumption of office occurs as a result of an actual or threatened proxy contest with respect to election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a “person” (as such term is used in Section 13(d) of the Exchange Act) (a “Person”), in each case, other than the management of the Company or the Board;

(b)     the consummation of a merger, consolidation, recapitalization, statutory share exchange or similar form of corporate transaction involving (x) the Company or (y) any of its Subsidiaries, but in the case of this clause (y) only if Company Voting Securities (as defined below) are issued or issuable, or the sale or other disposition of all or substantially all the assets of the Company to an entity that is not an Affiliate (each of the foregoing events being hereinafter referred to as a “Reorganization”), in each case, unless, immediately following such Reorganization, (i) all or substantially all the individuals and entities who were the “beneficial owners” (as such term is defined in Rule 13d-3 under the Exchange Act (or a successor rule thereto) of the securities eligible to vote for the election of the Board (“Company Voting Securities”) outstanding immediately prior to the consummation of such Reorganization continue to beneficially own, directly or indirectly, more than 50 percent of the combined voting power of the then outstanding voting securities of the corporation or other entity resulting from such Reorganization (including, without limitation, a corporation that, as a result of such transaction, owns the Company or all or substantially all the Company’s assets either directly or through one or more subsidiaries) (the “Continuing Company”) in substantially the same proportions as their ownership, immediately prior to the consummation of such Reorganization, of the outstanding Company Voting Securities (excluding, for purposes of determining such proportions, any outstanding voting securities of the Continuing Company that such beneficial owners hold immediately following the consummation of the Reorganization as a result of their ownership prior to such consummation of voting securities of any corporation or other entity involved in or forming part of such Reorganization other than the Company); (ii) no Person (excluding any employee benefit plan (or related trust) sponsored or maintained by the Continuing Company or any corporation controlled by the Continuing Company) beneficially owns, directly or indirectly, 25 percent or more of the combined voting power of the then outstanding voting securities of the Continuing Company; and (iii) at least a majority of the members of the board of directors of the Continuing Company (or equivalent body) were Incumbent Directors at the time of the execution of the definitive agreement providing for such Reorganization or, in the absence of such an agreement, at the time at which approval of the Board was obtained for such Reorganization;

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(c)     the stockholders of the Company approve a plan of complete liquidation or dissolution of the Company unless such liquidation or dissolution is part of a transaction or series of transactions described in paragraph (b) above that does not otherwise constitute a Change in Control; or

(d)     any Person, corporation or other entity or “group” (as used in Section 14(d)(2) of the Exchange Act) (other than (A) the Company; (B) any trustee or other fiduciary holding securities under an employee benefit plan of the Company or an Affiliate; or (C) any company owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of the voting power of the Company Voting Securities) becomes the beneficial owner, directly or indirectly, of securities of the Company representing 50 percent or more of the combined voting power of the Company Voting Securities; provided, however, that for purposes of this subparagraph (d), the following acquisitions shall not constitute a Change in Control: (x) any acquisition directly from the Company, (y) any acquisition by an underwriter temporarily holding such Company Voting Securities pursuant to an offering of such securities or (z) any acquisition pursuant to a Reorganization that does not constitute a Change in Control for purposes of subparagraph (b) above.

Notwithstanding the foregoing, a Change in Control of the Company shall not be deemed to occur solely because any person acquires beneficial ownership of more than 50 percent of the Company Voting Securities as a result of the acquisition of Company Voting Securities by the Company which reduces the number of Company Voting Securities outstanding; provided that if after such acquisition by the Company, such person becomes the beneficial owner of additional Company Voting Securities that increase the percentage of outstanding Company Voting Securities beneficially owned by such person, a Change in Control of the Company shall then occur.

2.7     “Code” means the Internal Revenue Code of 1986, as amended, and the Treasury Regulations promulgated and other official guidance issued thereunder.

2.8    “Committee” means the Compensation Committee of the Board, or any successor committee that the Board may designate to administer the Plan, provided such Committee consists of two or more individuals. Each member of the Committee shall be (a) a “Non-Employee Director” within the meaning of Rule 16b-3 under the Exchange Act and (b) a non-employee director meeting the independence requirements for compensation committee members under the rules and regulations of the Exchange on which the shares of Stock are traded. References to “Committee” shall include persons to whom the Committee has delegated authority pursuant to Section 3.4.

2.9     “Company” means Saker Aviation Services, Inc., a Nevada corporation.

2.10   “Defined Event” means the death, Disability or involuntary termination of a Participant without Cause, or, subject to Section 6.5, in connection with a Change in Control of the Company.

2.11   “Disability” means, with respect to a Participant, the Participant becoming disabled within the meaning of Section 22(e)(3) of the Code; provided that, to the extent an Award subject to Section 409A shall become payable upon a Participant’s Disability, a Disability shall not be deemed to have occurred for such purposes unless the circumstances would also result in a “disability” within the meaning of Section 409A, unless otherwise provided in the Award Agreement.

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2.12    “Effective Date” means the date on which the Plan is approved by the stockholders of the Company pursuant to Section 14.

2.13    “Exchange” means the principal securities market on which the shares of Stock are traded.

2.14    “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the regulations and interpretations thereunder.

2.15    “Fair Market Value” of a share of Stock as of any specific date means:

(a)     if the shares of Stock are listed on an Exchange, the per share closing price reported by the Exchange on such date, or, if there is no such reported closing price on such date, then the per share closing price reported by the Exchange on the last previous day on which such closing price was reported;

(b)     if the shares of Stock are quoted on FINRA’s OTC Bulletin Board or any similar trading board operated by FINRA, the per share closing sales price (or the closing bid price, if no sales were reported) as quoted on the OTC Bulletin Board or such other board on the date of determination or, if such date is not a market trading day, on the last market trading day prior to the date of determination; or

(c)     such other value as determined by the Committee in accordance with applicable law.

The Fair Market Value of any property other than shares of Stock means the market value of such property as determined by the Committee using such methods or procedures as it shall establish from time to time.

2.16    “FINRA” shall mean the Financial Industry Regulatory Authority, or any successor organization.

2.17    “Incentive Stock Option” means a Stock Option that qualifies as an incentive stock option under Section 422 of the Code.

2.18    “Nonqualified Stock Option” means a Stock Option that does not qualify as an Incentive Stock Option or which is designated a Nonqualified Stock Option.

2.19    “Participant” means an individual who has been granted an Award under the Plan, or in the event of the death of such individual, the individual’s estate or the person who acquired the right to the Award by bequest or inheritance.

2.20    “Plan” has the meaning given such term in Section 1.

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2.21    “Prior Plan” means the FBO Air, Inc. Stock Option Plan of 2005.

2.22    “Reprice” means: (a) the reduction, directly or indirectly, in the per-share exercise price of an outstanding Stock Option or Stock Appreciation Right by amendment, cancellation or substitution; (b) any action that is treated as a repricing under United States generally accepted accounting principles; (c) canceling a Stock Option or Stock Appreciation Right in exchange for another Stock Option, Stock Appreciation Right or other equity security (unless the cancellation and exchange occurs in connection with a merger, acquisition, or similar transaction); and (d) any other action that is treated as a repricing by the rules or regulations of the Exchange.

2.23    “Restricted Period” means the period during which Restricted Stock may not be sold, assigned, transferred, pledged, hypothecated or otherwise disposed of.

2.24    “Restricted Stock” means an Award of shares of Stock that is granted subject to certain terms and conditions pursuant to Section 9.

2.25    “Restricted Stock Unit” means an Award of a right to receive shares of Stock (or an equivalent value in cash or other property, or any combination thereof) that is granted subject to certain terms and conditions pursuant to Section 9.

2.26    “Section 409A” means Section 409A of the Code.

2.27    “Stock” means the common stock, par value $.03 per share, of the Company, and stock of any other class or company into which such shares may thereafter be changed.

2.28    “Stock Appreciation Right” means a right to receive (without payment to the Company) cash, shares of Stock or other property, or any combination thereof, as determined by the Committee, based on the increase in the value of a share of Stock over the per share exercise price, that is granted subject to certain terms and conditions pursuant to Section 8.

2.29    “Stock Option” means a right to purchase shares of Stock at a specified exercise price that is granted subject to certain terms and conditions pursuant to Section 7, and includes both Incentive Stock Options and Nonqualified Stock Options.

2.30    “Subsidiary” means any entity in which the Company, directly or indirectly, possesses 50 percent or more of the total combined voting power of all classes of its stock.

2.31    “Treasury Regulations” means the tax regulations promulgated under the Code.

Section 3.     ADMINISTRATION

3.1     Administration. Except as otherwise specified herein, the Plan shall be administered solely by the Committee.

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3.2     Authority.

(a)     Subject to Section 3.6, the Committee has all the powers vested in it by the terms of the Plan set forth herein, such powers to include exclusive authority:

(i)      to select the employees and other individuals to be granted Awards under the Plan;

(ii)     to determine the type, size and terms of the Award to be made to each individual selected;

(iii)    to modify the terms of any Award that has been granted;

(iv)    to determine the time when Awards will be granted;

(v)     to establish performance objectives; and

(vi)    to prescribe the form of Award Agreement.

(b)     The Committee is authorized to interpret the Plan and the Awards granted under the Plan, to establish, amend and rescind any rules and regulations relating to the Plan, and to make any other determinations that it deems necessary or desirable for the administration of the Plan. The Committee may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any Award in the manner and to the extent the Committee deems necessary or desirable to carry it into effect. Any decision of the Committee in the interpretation and administration of the Plan, as described herein, shall lie within its sole and absolute discretion and shall be final, conclusive and binding on all parties concerned.

3.3     Repricing Prohibited Absent Stockholder Approval. Notwithstanding any provision of the Plan, except for adjustments pursuant to Section 10, neither the Board nor the Committee may Reprice, adjust or amend the exercise price of Stock Options or Stock Appreciation Rights previously awarded to any Participant, whether through amendment, cancellation and replacement grant, or any other means, unless such action is approved by the stockholders of the Company. In addition, notwithstanding any other provision in the Plan to the contrary, a Stock Option may not be surrendered in consideration of, or exchanged for cash, other Awards, or a new Stock Option having an exercise price below that of the Stock Option which was surrendered or exchanged, unless the exchange occurs in connection with a merger, acquisition, or similar transaction as set forth in Section 10, or such action is approved by the stockholders of the Company. Any amendment or repeal of this Section 3.3 shall require the approval of the stockholders of the Company.

3.4     Delegation. The Committee may authorize any one or more of its members or any officer of the Company to execute and deliver documents or to take any other action on behalf of the Committee with respect to Awards made or to be made to Participants, subject to the requirements of applicable law, including without limitation, Section 16 of the Exchange Act.

3.5     Indemnification. No member of the Committee and no officer of the Company shall be liable for anything done or omitted to be done by him, by any other member of the Committee or by any officer of the Company in connection with the performance of duties under the Plan, except for his own bad faith, fraud, willful misconduct or gross negligence, or as expressly provided by applicable law, and the Company shall indemnify each member of the Committee and officer of the Company against any such liability.

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3.6     Non-Employee Director Awards. In respect of Awards granted to non-employee directors of the Company or its Affiliates, the Board has all the powers otherwise vested in the Committee by the terms of the Plan set forth herein, including the exclusive authority to select the non-employee directors to be granted Awards under the Plan, to determine the type, size and terms of the Award to be made to each non-employee director selected, to modify the terms of any Award that has been granted to a non-employee director, to determine the time when Awards will be granted to non-employee directors and to prescribe the form of the Award Agreement embodying Awards made under the Plan to non-employee directors.

Section 4.     PARTICIPATION

Consistent with the purposes of the Plan, the Committee shall have exclusive power to select the employees of the Company and its Affiliates, including prospective employees who have accepted an offer of employment from the Company or an Affiliate, and other individuals performing services for the Company and its Affiliates who may participate in the Plan and be granted Awards under the Plan, and the Board shall have exclusive power to select the non-employee directors of the Company and its Affiliates who may participate in the Plan and be granted Awards under the Plan.

Section 5.     SHARES SUBJECT TO PLAN AND SHARE LIMITS

5.1     Available Shares. Subject to adjustment as provided in Section 10, the maximum number of shares of Stock reserved and available for grant and issuance pursuant to the Plan as of the Effective Date shall be 185,000 shares. If the Plan is approved by the Company’s stockholders on the Effective Date, no awards may be granted under the Prior Plan on or after the Effective Date.

5.2     Assumed or Substituted Awards. Awards granted through the assumption of, or substitution for, outstanding awards previously granted by a company acquired by the Company or any Affiliate, or with which the Company or any Affiliate combines, shall not reduce the maximum number of shares of Stock that may be issued under the Plan as described in Section 5.1.

5.3    Share Counting. For purposes of counting shares of Stock against the maximum number of shares of Stock that may be issued under the Plan as described in Section 5.1, on the date of grant, Awards denominated solely in shares of Stock (such as Stock Options and Restricted Stock) and other Awards that may be exercised for, settled in or convertible into shares of Stock will be counted against the Plan reserve on the date of grant of the Award based on the maximum number of shares of Stock that may be issued pursuant to the Award, as determined by the Committee.

5.4    Shares Added Back. Shares of Stock related to Awards issued under the Plan that are forfeited, canceled, expired or otherwise terminated without the issuance of shares of Stock will again be available for issuance under the Plan; provided, however, the following shares of Stock may not again be made available for grant in respect of Awards under the Plan:

(a)     shares of Stock delivered to, or retained by the Company, in payment of the exercise price of a Stock Option;

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(b)     shares of Stock delivered to, or retained by the Company, in satisfaction of the tax withholding obligations with respect to an Award;

(c)     shares of Stock covered by a stock-settled Stock Appreciation Right or other Award that were not issued upon the settlement of the Stock Appreciation Right or other Award; and

(d)     shares of Stock repurchased on the open market with the proceeds from the payment of the exercise price of a Stock Option.

5.5     Source of Shares. Shares of Stock issued pursuant to the Plan may be authorized but unissued shares, treasury shares, reacquired shares or any combination thereof.

5.6     Fractional Shares. No fractional shares of Stock may be issued under the Plan, and unless the Committee determines otherwise, an amount in cash equal to the fair market value of any fractional share of Stock that would otherwise be issuable shall be paid in lieu of such fractional share of Stock. The Committee may, in its sole discretion, cancel, terminate, otherwise eliminate or transfer or pay other securities or other property in lieu of issuing any fractional share of Stock.

Section 6.     AWARDS UNDER THE PLAN

6.1     Types of Awards. Awards under the Plan may include one or more of the following types: Stock Options, Stock Appreciation Rights, Restricted Stock and Restricted Stock Units.

6.2     Dividend Equivalents. Other than with respect to Stock Options or Stock Appreciation Rights, the Committee may choose, at the time of the grant of an Award or any time thereafter up to the time of the Award’s payment, to include or to exclude as part of such Award an entitlement to receive cash dividends or dividend equivalents, subject to such terms, conditions, restrictions or limitations, if any, as the Committee may establish. Dividends and dividend equivalents shall be paid in such form and manner (i.e., lump sum or installments), and at such times as the Committee shall determine. Dividends or dividend equivalents may be paid with respect to any Award only if, when and to the extent that the underlying Award vests. Dividends and dividend equivalents may, at the Committee’s discretion, be held in escrow (with or without the accrual of interest), or be reinvested into additional shares of Stock subject to the same vesting or performance conditions as the underlying Award.

6.3     Transferability. An Award and a Participant’s rights and interest under an Award may not be sold, assigned or transferred, hypothecated or encumbered in whole or in part either directly or by operation of law or otherwise (except in the event of the Participant’s death) including, but not by way of limitation, execution, levy, garnishment, attachment, pledge, bankruptcy or in any other manner.

6.4    Award Agreement. Unless otherwise determined by the Committee, each Award shall be evidenced by an Award Agreement in such form as the Committee shall prescribe from time to time in accordance with the Plan, including a written agreement, contract, certificate or other instrument or document containing the terms and conditions of an individual Award granted under the Plan which may, in the discretion of the Company, be transmitted electronically. Each Award and Award Agreement shall be subject to the terms and conditions of the Plan.

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6.5     Change in Control. The Committee may include in an Award Agreement provisions related to a Change in Control, including without limitation the acceleration of the exercisability, vesting or settlement of, or the lapse of restrictions or deemed satisfaction of performance objectives with respect to, an Award.

6.6     Forfeiture Provisions.

(a)     The Committee may, in its discretion, provide in an Award Agreement that an Award shall be canceled if the Participant, without the consent of the Company, while employed by or providing services to the Company or any Affiliate or after termination of such employment or service, violates a non-competition, non-solicitation or non-disclosure covenant or agreement, or otherwise engages in activity that is in conflict with or adverse to the interest of the Company or any Affiliate, including fraud or conduct contributing to any financial restatement or irregularities, as determined by the Committee in its sole discretion.

(b)     Notwithstanding the foregoing, none of the non-disclosure restrictions in this Section 6.6 or in any Award Agreement shall, or shall be interpreted to, (i) prohibit a Participant from making reports of possible violations of federal law or regulation to any governmental agency or entity in accordance with the provisions and rules of Section 21F of the Exchange Act, Section 806 of the Sarbanes-Oxley Act of 2002, or of any other whistleblower protection provisions of state or federal law or regulation, or (ii) require notification or prior approval by the Company of any such report.

(c)     Notwithstanding the foregoing, a Participant shall not be held criminally or civilly liable under any federal or state trade secret law for the disclosure of a trade secret that is made (i) in confidence to a federal, state or local government official, either directly or indirectly, or to an attorney, in each case, solely for the purpose of reporting or investigating a suspected violation of law or (ii) in a complaint or other document filed in a lawsuit or proceeding, if such filings are made under seal.

6.7     Method of Payment. The Committee may, in its discretion, settle any Award through the payment of cash, the delivery of shares of Stock or other property, or a combination thereof, as the Committee shall determine or as specified by the Plan or an Award Agreement. Any Award settlement, including payment deferrals, may be subject to conditions, restrictions and contingencies as the Committee shall determine.

6.8     Recoupment Provisions. Notwithstanding anything in the Plan or in any Award Agreement to the contrary, the Company will be entitled to the extent required by applicable law (including, without limitation, Section 10D of the Exchange Act and any regulations promulgated with respect thereto), Exchange listing conditions or if so required pursuant to a written policy adopted by the Company, in each case as in effect from time to time, to recoup compensation of whatever kind paid under the Plan by the Company at any time.

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Section 7.     STOCK OPTIONS

7.1     Grant of Stock Options. The Committee may grant Awards of Stock Options. The Committee may grant Incentive Stock Options to any employee provided the terms of such grants comply with the provisions of Section 422 of the Code, and that any ambiguities in construction shall be interpreted in order to effectuate that intent. Each Stock Option granted under the Plan shall comply with the following terms and conditions, and with such other terms and conditions, including, but not limited to, restrictions upon the Stock Option or the shares of Stock issuable upon exercise thereof or the attainment of performance objectives as the Committee may determine.

7.2     Exercise Price; Expiration Date. Except for Stock Options granted through the assumption of, or substitution for, outstanding awards previously granted by a company acquired by the Company or any Affiliate, or with which the Company or any Affiliate combines, the exercise price shall be equal to or greater than the Fair Market Value of the shares of Stock subject to such Stock Option on the date that the Stock Option is granted. The Committee in its discretion shall establish the expiration date of a Stock Option; provided that in no event shall the expiration date be later than 10 years from the date that the Stock Option is granted.

7.3     Number of Shares of Stock. The Committee shall determine the number of shares of Stock to be subject to each Stock Option.

7.4     Exercisability. The Stock Option shall not be exercisable unless the Stock Option has vested, and payment in full of the exercise price for the shares of Stock being acquired thereunder at the time of exercise is made in such form as the Committee may determine in its discretion, including, but not limited to:

(a)     cash;

(b)     if permitted by the Committee, by instructing the Company to withhold a number of shares of Stock that would otherwise be issued having a fair market value equal to the applicable portion of the exercise price being so paid;

(c)     if permitted by the Committee, by tendering (actually or by attestation) to the Company a number of previously acquired shares of Stock that have been held by the Participant for at least six months (or such shorter period, if any, determined by the Committee in consideration of applicable accounting standards) and that have a fair market value equal to the applicable portion of the exercise price being so paid;

(d)     if permitted by the Committee, by authorizing a third party to sell, on behalf of the Participant, the appropriate number of shares of Stock otherwise issuable to the Participant upon the exercise of the Stock Option and to remit to the Company a sufficient portion of the sale proceeds to pay the entire exercise price and any tax withholding resulting from such exercise; or

(e)     any combination of the foregoing.

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7.5     Limitations for Incentive Stock Options. The terms and conditions of any Incentive Stock Options granted hereunder shall be subject to and shall be designed to comply with the provisions of Section 422 of the Code. To the extent that the aggregate fair market value (determined as of the date of grant) of the shares of Stock with respect to which Incentive Stock Options are exercisable for the first time by any individual during any calendar year (under all plans of the Company and its Affiliates) exceeds $100,000 (or such other limit that applies at the time the Incentive Stock Options are granted), such Incentive Stock Options or portions thereof which exceed such limit (according to the order in which they were granted) shall be treated as Nonqualified Stock Options. If, at the time an Incentive Stock Option is granted, the employee recipient owns (after application of the rules contained in Section 424(d) of the Code) shares of Stock possessing more than 10 percent of the total combined voting power of all classes of stock of the Company or its subsidiaries, then: (a) the exercise price for such Incentive Stock Option shall be at least 110 percent of the Fair Market Value of the shares of Stock subject to such Incentive Stock Option on the date of grant; and (b) such Incentive Stock Option shall not be exercisable after the date five years from the date such Incentive Stock Option is granted. The maximum number of shares of Stock that may be issued under the Plan pursuant to Incentive Stock Options may not exceed, in the aggregate, 185,000 shares.

Section 8.     STOCK APPRECIATION RIGHTS

8.1     Grant of Stock Appreciation Rights. The Committee may grant Awards of Stock Appreciation Rights. Each Award of Stock Appreciation Rights granted under the Plan shall comply with the following terms and conditions, and with such other terms and conditions, including, but not limited to, restrictions upon the Stock Appreciation Rights or the shares of Stock issuable upon exercise thereof or the attainment of performance objectives as the Committee may determine.

8.2   Exercise Price; Expiration Date. Except for Stock Appreciation Rights granted through the assumption of, or substitution for, outstanding awards previously granted by a company acquired by the Company or any Affiliate, or with which the Company or any Affiliate combines, the exercise price shall be equal to or greater than the Fair Market Value of the shares of Stock subject to such Stock Appreciation Right on the date that the Stock Appreciation Right is granted. The Committee in its discretion shall establish the expiration date of a Stock Appreciation Right; provided that in no event shall the expiration date be later than 10 years from the date that the Stock Appreciation Right is granted.

8.3     Number of Shares of Stock. The Committee shall determine the number of shares of Stock to be subject to each Award of Stock Appreciation Rights.

8.4     Exercisability. Stock Appreciation Rights shall not be exercisable unless the Stock Appreciation Rights have vested.

8.5     Exercise and Settlement. An Award of Stock Appreciation Rights shall entitle the Participant to exercise such Award and to receive from the Company in exchange therefore, without payment to the Company, that number of shares of Stock having an aggregate fair market value equal to (or, in the discretion of the Committee, less than) the excess of the fair market value of one share of Stock, at the date of such exercise, over the exercise price per share, times the number of shares of Stock for which the Award is being exercised. The Committee shall be entitled in its discretion to elect to settle the obligation arising out of the exercise of a Stock Appreciation Right by the payment of cash or other property, or any combination thereof, as determined by the Committee, equal to the aggregate fair market value of the shares of Stock it would otherwise be obligated to deliver.

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Section 9.     RESTRICTED STOCK; RESTRICTED STOCK UNITS

9.1    Grant of Restricted Stock and Restricted Stock Units. The Committee may grant Awards of Restricted Stock or Restricted Stock Units. Each Award of Restricted Stock or Restricted Stock Units under the Plan shall comply with the following terms and conditions, and with such other terms and conditions as the Committee, in its discretion, shall establish.

9.2     Number of Shares of Stock. The Committee shall determine the number of shares of Stock to be issued to a Participant pursuant to the Award, and the extent, if any, to which they shall be issued in exchange for cash, other consideration or a combination thereof.

9.3    Restricted Stock Issuance. Shares of Stock issued to a Participant in accordance with the Award of Restricted Stock may be issued in certificate form or through the entry of an uncertificated book position on the records of the Company’s transfer agent and registrar. The Company may impose appropriate restrictions on the transfer of such shares of Stock, which shall be evidenced in the manner permitted by law as determined by the Committee in its discretion, including but not limited to (a) causing a legend or legends to be placed on any certificates evidencing such Restricted Stock, or (b) causing “stop transfer” instructions to be issued, as it deems necessary or appropriate.

9.4    Vesting Conditions. The vesting of an Award of Restricted Stock or Restricted Stock Units may be conditioned upon the attainment of specific performance objectives as the Committee may determine.

9.5     Stockholder Rights. Unless otherwise determined by the Committee in its discretion, prior to the expiration of the Restricted Period, a Participant to whom an Award of Restricted Stock has been made shall have ownership of such shares of Stock, including the right to vote the same and to receive dividends or other distributions made or paid with respect to such shares of Stock, subject, however, to the restrictions and limitations imposed thereon pursuant to the Plan or Award Agreement.

Section 10.     DILUTION AND OTHER ADJUSTMENTS

10.1   Adjustment for Corporate Transaction or Change in Corporate Capitalization. In the event of any change in the outstanding shares of Stock of the Company by reason of any corporate transaction or change in corporate capitalization such as a stock split, stock dividend, split-up, split-off, spin-off, recapitalization, merger, consolidation, rights offering, reorganization, combination, subdivision or exchange of shares, a sale by the Company of all or part of its assets, any distribution to stockholders other than a normal cash dividend, partial or complete liquidation of the Company or other extraordinary or unusual event, the Committee or Board, as applicable, shall make such adjustment in (a) the class and maximum number of shares of Stock that may be delivered under the Plan as described in Section 5, (b) the class, number and exercise price of outstanding Stock Options and Stock Appreciation Rights, and (c) the class and number of shares subject to any other Awards granted under the Plan (provided that the number of shares of any class subject to Awards shall always be a whole number), as may be determined to be appropriate by the Committee or Board, as applicable, and such adjustments shall be final, conclusive and binding for all purposes of the Plan.

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10.2   Adjustment for Merger or Consolidation. In the event of any merger, consolidation or similar transaction as a result of which the holders of shares of Stock receive consideration consisting exclusively of securities of the surviving entity (or the parent of the surviving entity) in such transaction, the Committee or Board, as applicable, shall, to the extent deemed appropriate by the Committee or Board, as applicable, adjust each Award outstanding on the date of such merger, consolidation or similar transaction so that it pertains and applies to the securities which a holder of the number of shares of Stock subject to such Award would have received in such merger, consolidation or similar transaction.

10.3   Assumption or Substitution of Awards. In the event of a dissolution or liquidation of the Company; a sale of all or substantially all of the Company’s assets (on a consolidated basis); or a merger, consolidation or similar transaction involving the Company in which the holders of shares of Stock receive securities and/or other property, including cash, other than shares of the surviving entity in such transaction (or the parent of such surviving entity), the Committee or Board, as applicable, shall, to the extent deemed appropriate by the Committee or Board, as applicable, have the power to provide for the exchange of each Award (whether or not then exercisable or vested) for an Award with respect to: (a) some or all of the property which a holder of the number of shares of Stock subject to such Award would have received in such transaction; or (b) securities of the acquirer or surviving entity (or parent of such acquirer or surviving entity) and, incident thereto, make an equitable adjustment as determined by the Committee or Board, as applicable, in the exercise price of the Award, or the number of shares or amount of property subject to the Award or provide for a payment (in cash or other property) to the Participant to whom such Award was granted in partial consideration for the exchange of the Award; provided, however, that in the event that the acquirer does not agree to the assumption or substitution of Awards in the foregoing manner, the Committee shall, to the extent deemed appropriate by the Committee or Board, as applicable, have the power to cancel, effective immediately prior to the occurrence of such event, each Award (whether or not then exercisable or vested), and, in full consideration of such cancellation, pay to the Participant to whom such Award was granted an amount in cash, for each share of Stock subject to such Award, equal to the value, as determined by the Committee or Board, as applicable, of such Award, provided that with respect to any outstanding Stock Option or Stock Appreciation Right such value shall be equal to the excess of (i) the value, as determined by the Committee or Board, as applicable, of the property (including cash) received by the holder of shares of Stock as a result of such event, over (ii) the exercise price of such Stock Option or Stock Appreciation Right, provided further that the value of any outstanding Stock Option or Stock Appreciation Right shall be zero where the exercise price of such Stock Option or Stock Appreciation Right is greater than the value, as determined by the Committee or Board, as applicable, of the property (including cash) received by the holder of shares of Stock as a result of such event; and that no change to the original timing of payment will be made to the extent it would violate Section 409A.

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Section 11.     AMENDMENT OF PLAN OR AWARDS

The Plan may be amended in whole or in part at any time and from time to time by the Board, and the terms of any outstanding Award under the Plan may be amended from time to time by the Committee or Board, as applicable, in its discretion in any manner that it deems necessary or appropriate; provided however, that no amendment may be made without stockholder approval if such amendment would:

(a)     increase the number of shares available for grant specified in Section 5 or Section 7.5 (in each case, other than pursuant to Section 10);

(b)     decrease the minimum Stock Option exercise price set forth in Section 7.2 or the minimum Stock Appreciation Rights exercise price set forth in Section 8.2 (in each case, other than changes made pursuant to Section 10); or

(c)     amend or repeal the prohibition against repricing or exchange set forth in Section 3.3.

No such amendment shall adversely affect in a material manner any right of a Participant under an Award without his written consent. Any stockholder approval requirement under the Plan will be met if such approval is obtained in accordance with applicable law. Notwithstanding the foregoing, any amendment to the Plan or any outstanding Award under the Plan shall be made in a manner as to ensure that an Award intended to be exempt from Section 409A will continue to be exempt from Section 409A and that an Award intended to comply with Section 409A will continue to comply with Section 409A.

Section 12.     PLAN TERMINATION

12.1   Suspension. The Plan may be suspended in whole or in part at any time and from time to time by the Board.

12.2   Termination. The Plan shall terminate upon the adoption of a resolution of the Board terminating the Plan. No Award may be granted under the Plan after the date that is 10 years from the date the Plan was last approved and adopted by the stockholders of the Company. No termination of the Plan shall materially alter or impair any of the rights or obligations of any person, without his consent, under any Award theretofore granted under the Plan, except that subsequent to termination of the Plan, the Committee may make amendments permitted under Section 11.

Section 13.     MISCELLANEOUS PROVISIONS

13.1   Loans. No loans from the Company or any Affiliate to a Participant shall be permitted in connection with the Plan.

13.2   Reservation of Rights of the Company. No employee or other person shall have any claim or right to be granted an Award under the Plan. Neither the Plan nor any action taken hereunder shall be construed as giving any employee or other person any right to continue to be employed by or perform services for the Company or any Affiliate, and the right to terminate the employment of or performance of services by any Participant at any time and for any reason is specifically reserved.

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13.3    Non-Uniform Treatment. Determinations made by the Committee under the Plan need not be uniform and may be made selectively among eligible individuals under the Plan, whether or not such eligible individuals are similarly situated.

13.4     General Conditions of Awards. No Participant or other person shall have any right with respect to the Plan, the shares of Stock reserved for issuance under the Plan or in any Award, contingent or otherwise, until written evidence of the Award shall have been delivered to the recipient and all the terms, conditions and provisions of the Plan and the Award applicable to such recipient (and each person claiming under or through him) have been met.

13.5     Rights as a Stockholder. Unless otherwise determined by the Committee in its discretion, a Participant holding Stock Options, Stock Appreciation Rights or Restricted Stock Units shall have no rights as a stockholder with respect to any shares of Stock (or as a holder with respect to other securities), if any, issuable pursuant to any such Award until the date of the issuance of a stock certificate to him or the entry on his behalf of an uncertificated book position on the records of the Company’s transfer agent and registrar for such shares of Stock or other instrument of ownership, if any. Except as provided in Section 10, no adjustment shall be made for dividends, distributions or other rights (whether ordinary or extraordinary, and whether in cash, securities, other property or other forms of consideration, or any combination thereof) for which the record date is prior to the date such book entry is made or a stock certificate or other instrument of ownership, if any, is issued.

13.6     Compliance with Applicable Laws. No shares of Stock or other property shall be issued or paid hereunder with respect to any Award unless counsel for the Company shall be satisfied that such issuance will be in compliance with applicable federal, state, local and foreign legal, securities exchange and other applicable requirements. The Company shall be under no obligation to effect the registration pursuant to the Securities Act of 1933, as amended, of any shares of Stock to be issued hereunder or to effect similar compliance under any state or local laws.

13.7     Withholding of Taxes. The Company and its Affiliates shall have the right to deduct from any payment made under the Plan the federal, state, local or foreign income or other taxes required by law to be withheld with respect to such payment. In accordance with rules and procedures established by the Committee, the required withholding obligations may be settled with shares of Stock, including shares of Stock that are part of the Award that gives rise to the withholding requirement (up to the Participant’s minimum required tax withholding rate or such other rate that will not trigger a negative accounting impact). It shall be a condition to the obligation of the Company to issue shares of Stock or other property, or any combination thereof, upon exercise, settlement or payment of any Award under the Plan, that the Participant pay to the Company, upon its demand, such amount as may be requested by the Company for the purpose of satisfying any liability to withhold federal, state, local or foreign income or other taxes. If the amount requested is not paid, the Company may refuse to issue or pay shares of Stock or other property, or any combination thereof. Notwithstanding anything in the Plan to the contrary, the Committee may, in its discretion, permit an eligible Participant to elect to pay a portion or all of the amount requested by the Company for such taxes with respect to such Award, at such time and in such manner as the Committee shall deem to be appropriate (including, but not limited to, by authorizing the Company to withhold, or agreeing to surrender to the Company on or about the date such tax liability is determinable, shares of Stock or other property, or any combination thereof that would otherwise be distributed, or have been distributed, as the case may be, pursuant to such Award to such person, having a fair market value equal to the amount of such taxes).

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13.8     Unfunded Nature of Plan. The Plan shall be unfunded. The Company shall not be required to establish any special or separate fund or to make any other segregation of assets to assure the payment of any Award under the Plan, and the rights to the payment of Awards shall be no greater than the rights of the Company’s general creditors.

13.9     Consent. By accepting any Award or other benefit under the Plan, each Participant and each person claiming under or through him shall be conclusively deemed to have indicated his acceptance and ratification of, and consent to, any action taken under the Plan by the Company, the Board or the Committee.

13.10   No Guarantee of Tax Effect. Although the Company may structure an Award to qualify for favorable federal, state, local or foreign tax treatment, or to avoid adverse tax treatment, no person connected with the Plan in any capacity, including, but not limited to, the Company and its directors, officers, agents and employees, makes any representation, commitment or guarantee that any intended tax treatment will be applicable with respect to any Award under the Plan, or that such tax treatment will apply to or be available to a Participant or his or her beneficiary. Furthermore, the existence of an Award shall not affect the right or power of the Company or its stockholders to take any corporate action, regardless of the potential effect of such action on the tax treatment of an Award under the Plan.

13.11   Interpretation. Unless the context indicates otherwise, references to “Sections” in the Plan refer to Sections of the Plan. Headings of Sections herein are inserted only for convenience of reference and are not to be considered in the construction of the Plan. In the Plan, the use of the masculine pronoun shall include the feminine and the use of the singular shall include the plural, as appropriate.

13.12   Severability. If any provision of the Plan shall be held unlawful or otherwise invalid or unenforceable in whole or in part by a court of competent jurisdiction, such provision shall: (a) be deemed limited to the extent that such court of competent jurisdiction deems it lawful, valid or enforceable and as so limited shall remain in full force and effect; and (b) not affect any other provision of the Plan or part thereof, each of which shall remain in full force and effect.

13.13    Governing Law. The validity, construction, interpretation, administration and effect of the Plan, and of its rules and regulations, and rights relating to the Plan and to Awards granted under the Plan, shall be governed by the substantive laws, but not the choice of law rules, of the State of New York.

13.14   Section 409A. Awards granted under the Plan are intended to qualify for an exception from or comply with Section 409A, and the Plan and Award Agreements shall be administered, construed and interpreted in accordance with such intent. Notwithstanding anything in the Plan or any Award Agreement to the contrary, if a Participant is a “specified employee” (within the meaning given such term by Section 409A) as of the date of such Participant’s separation from service (as determined pursuant to Section 409A), then to the extent any Award payable to such Participant on account of such separation from service would be considered nonqualified deferred compensation under Section 409A, such payment or benefit shall be paid or provided in a lump sum on the first day of the seventh month following the Participant’s separation from service. Unless the Committee determines otherwise, any provision of the Plan that would cause the grant of an Award or the payment, settlement or deferral thereof to fail exemption from or compliance with Section 409A may be amended to qualify for exemption from or comply with Section 409A, which may be made on a retroactive basis, in accordance with Section 409A.

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Section 14.     STOCKHOLDER ADOPTION

The Plan shall be submitted to the stockholders of the Company for their approval and adoption at a meeting to be held on December 5, 2019, or at any adjournment thereof. The Plan shall not be effective and no Award shall be made hereunder unless and until the Plan has been so approved and adopted. The stockholders shall be deemed to have approved and adopted the Plan only if it is approved and adopted at a meeting of the stockholders duly held by vote taken in the manner required by the laws of the State of Nevada.

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